UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value

Westwood Low Volatility Equity

Westwood SMidCap Plus

Westwood SMidCap

Westwood SmallCap

Westwood MLP and Strategic Energy

Westwood Income Opportunity

Westwood Worldwide Income Opportunity

Westwood Emerging Markets

Westwood Short Duration High Yield

Westwood Opportunistic High Yield

Westwood Market Neutral Income

Westwood Strategic Convertibles

Annual Report	October 31, 2018

Investment Adviser: Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

October 31, 2018

Dear Shareholders,

Looking back, the last 12 months saw volatility return after having been fairly benign in the prior fiscal year. The broad market, as measured by the S&P 500 index, experienced two new all-time highs and two selloffs of more than 10 percent. One of those declines in the market arose from the spike in the CBOE Volatility Index (“VIX index”), an estimate of the future volatility for the S&P 500, which caused havoc in several exchange-traded funds (“ETFs”) as losses were large enough that the funds were forced to close and return what proceeds were left back to shareholders. The other decline came more recently, as comments from the Chairman of the Federal Reserve (“Fed”) Jay Powell in early October sparked additional selling as investor concerns rose over just how high interest rates might go in the coming years.

The Fed remains committed to normalizing monetary policy, through both raising their federal funds rate and reducing their ownership of government bonds and mortgage bonds each month. However, their ownership still exceeds a staggering $4 trillion in assets, despite their continued selling. The Fed raised rates three times during the 2018 fiscal year, largely as expected, however, future rate hikes remain uncertain. The market responded poorly when Chairman Powell suggested early in the month of October that there might be more rate increases in the coming year than anticipated by investors. Rising rates remain a headwind for some industries, particularly housing and autos, where higher interest costs are making them less affordable and slowing the growth in demand for those large dollar purchases on the consumer side and raising interest payments for corporations. Companies with less debt and higher-quality business models remain better positioned to offset those higher expenses while others are not, and the market generally rewarded them during the year.

Higher debt servicing costs from higher rates joined other rising costs for businesses, as inflation picked up meaningfully for wages and raw materials. After dipping below 2 percent last year, core Consumer Price Index (“CPI”) ex-food and energy moved higher for most of the year. While a headwind for some businesses, others with more defendable competitive advantages were able to pass through those higher costs, in the form of price increases, and this is turn helped boost sales growth materially across the market compared to 2017. Sales are now expected to grow nearly double-digits for the broader market for calendar 2018, a pace of growth not seen in many years. These higher sales have helped propel earnings growth over 20 percent through the first three quarters of calendar year 2018, with the lower tax rate from recent legislation an additional tailwind. However, investors remained quite concerned as rising expenses will continue to require additional price increases to hold profit margins at current levels or estimates for earnings will need to be revised lower. Another area of potential cost savings for many businesses is through productivity, which has historically been driven by investing in additional equipment and technology. As labor and input costs continue to rise, this remains an important watch item for investors in the coming year. While some rise in spending for things like automation and technology has been noted, many businesses have seen the rampant rhetoric on trade and tariffs impact their confidence in making those large investment decisions.

Geopolitical concerns remained elevated, particularly in regard to finding an agreement on trade with China, and pressured the global growth story that helped moved markets higher in the prior year as well as leading to higher volatility. These shifts in the investing landscape continue to create new opportunities for different industries and businesses alike; this differentiation that has begun between winners and losers is a welcome change from the last several years. We firmly believe our bottom-up focused process of quality value is more important than ever, as well as our deep-rooted philosophy of focusing on downside risks and protecting client capital.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out fundamentally sound companies where we believe future earnings potential is being underestimated by the market, and strong fundamentals provide limited and quantifiable downside risk.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives also are subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Adviser or any other affiliate.

A discussion of each fund’s performance during the semiannual period ending October 31, 2018, is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	1.55%	6.30%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	1.47%	6.02%
Russell 1000 Value Index	1.07%	3.03%

* Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

Strong stock selection in Industrials and Utilities drove relative performance. Dr Pepper Snapple agreed to be acquired at a significant premium by Keurig Green Mountain to broaden their portfolio. Boeing rallied on better earnings and cash flow results seen throughout the year, supported by a backlog for new airplanes that stretches out over the next five years. Motorola Solutions gained traction as the leading provider for network and communication solutions for first responders, transitioning to offering services and software in addition to their traditional hardware. RSP Permian also agreed to be acquired at a significant premium by Concho Resources to further expand their presence in the Permian basin. Hormel Foods gained as their efforts to grow their branded food products helped offset volatility in their commodity business while expanding their margins.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Negative stock selection in Telecommunication Services and Health Care detracted from relative performance. Northrop Grumman faced pressures as mix headwinds and underwhelming guidance for the upcoming year weighed on shares. Morgan Stanley saw a less favorable regulatory ruling on their plan to return additional capital shareholders pressure shares, even as results were strong across the board. Lam Research moved lower over investor fears regarding the semiconductor cycle amidst the upcoming lull in activity being indicated by the industry after a strong period of growth. Chubb faced headwinds on the pricing/loss cost dynamics and saw less favorable results in their North American personal lines more than offset the positives in their commercial lines and international areas. Broadcom declined as investors questioned their acquisition of CA Technologies and potential shift in strategy though the company also faced headwinds in their legacy semiconductor business.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Low Volatility Equity Fund (WLVIX)	2.35%	2.35%
Russell 1000 Index	3.03%	6.98%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

An underweight to Materials and strong stock selection in Utilities drove relative performance. Apple moved higher on investor expectations for the release of the next iPhone model and potential uptick in the upgrade cycle. Microsoft posted strong growth in their cloud segment, Azure, as they continue to see strong demand from companies across industries. Union Pacific benefitted from the stronger domestic economy and recently announced a margin expansion initiative focused on precision railroading. Abbott Labs continued to integrate their recent acquisitions, which have augmented their strong product portfolio and helped boost growth. McCormick saw their recent acquisition of Frank’s and French’s help drive better than expected topline growth and margin expansion.

Negative stock selection in Consumer Discretionary and Financials detracted from relative performance. Alibaba saw some macroeconomic headwinds temper their growth, which weighed on shares. Mohawk Industries faced a number of headwinds including input inflation as pricing efforts were slower to materialize for their flooring businesses. Microchip suffered on rising investor concerns regarding the broader semiconductor cycle even as distributor inventories have normalized and their headwinds are abating. Stanley Black & Decker saw shares pressured as organic growth slowed and margins were compressed by higher tariffs and input costs. General Dynamics posted solid cash flow but their upcoming launch of two new planes in 2019 is expected to temporarily compress margins.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	-2.70%	-1.80%
Russell 2500 Index	-0.80%	2.80%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Strong stock selection in Consumer Staples and Energy added to relative performance. RSP Permian also agreed to be acquired at a significant premium by Concho Resources to further expand their presence in the Permian basin. Columbia Sportswear saw continued growth in their direct to consumer business as a tailwind to overall strong topline growth and margin expansion, with management guidance for their upcoming fiscal year well-received. Cable One continued to deliver on their strategy to focus on adding higher-margin high speed data customers while pricing up their legacy video subscribers as their costs have risen of late. Energizer Holdings benefitted from solid results as they successfully grew their online business as well as saw more

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

rational industry pricing. Booz Allen Hamilton continues to win new awards and remains very well positioned to deliver strong topline growth in the coming years with the increased defense budget.

Negative stock selection in Information Technology and Consumer Discretionary weighed on relative performance. Mohawk Industries faced a number of headwinds including input inflation as pricing efforts were slower to materialize for their flooring businesses. Summit Materials saw wet weather soften demand for their cement, leading to less rational industry pricing though expectations remain upbeat for the coming construction season. Newell Brands declined on weaker demand for their products, even as they seek to transform their portfolio in order to improve their organic growth rate. Albemarle fell as investor concerns over future supply of lithium, a key material in batteries powering electric vehicles globally, outpacing the increased demand. MKS Instruments moved lower on broader economic concern over spending trends in the semiconductor capital equipment industry.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood SMidCap Fund (WHGMX)	-1.77%	-0.33%
Russell 2500 Index	-0.80%	2.80%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Strong stock selection in Energy and Consumer Staples drove relative performance. RSP Permian also agreed to be acquired at a significant premium by Concho Resources to further expand their presence in the Permian basin. Mercury General deliver strong operating results driven by their efforts to improve underwriting and pricing initiatives, with losses from the recent weather events relatively in line with expectations. Energizer Holdings benefitted from solid results as they successfully grew their online business as well as saw more rational industry pricing. KapStone Paper agreed to be acquired at a significant premium by Westrock to further consolidate the containerboard industry. Cable One continued to deliver on their strategy to focus on adding higher-margin high speed data customers while pricing up their legacy video subscribers as their costs have risen of late.

Negative stock selection in Information Technology and Materials weighed on relative performance. Summit Materials saw wet weather soften demand for their cement, leading to less rational industry pricing though expectations remain upbeat for the coming construction season. MKS Instruments moved lower on broader economic concern over spending trends in the semiconductor capital equipment industry. Installed Building Products declined as pricing increases lagged the rising insulation prices and margins were squeezed temporarily. Albemarle fell as investor concerns over future supply of lithium, a key material in batteries powering electric vehicles globally, outpacing the increased demand. Eagle Materials declined, similar to Summit Materials, on lower pricing realizations and the wet weather negatively impacting cement demand.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood SmallCap Fund (WHGSX)	-3.90%	-2.28%
Russell 2000 Value Index	-1.52%	-0.59%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Consumer Staples and Health Care drove relative performance. Sonic Corporation agreed to be acquired by Inspire Brands at a significant premium to expand their portfolio of restaurant brands. KapStone Paper agreed to be

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

acquired at a significant premium by Westrock to further consolidate the containerboard industry. Omnicell continues to work through a drug dispensing product roll-out with strong execution and delivering on growth expectations. Oxford Industries saw good performance out of their flagship brands, Tommy Bahama and Lilly Pulitzer, help power results ahead of expectations. Marcus Corporation moved higher as their theaters outperformed a strong box office, helping boost their sales and earnings.

Negative stock selection in Financials and Materials weighed on relative performance. Summit Materials saw wet weather soften demand for their cement, leading to less rational industry pricing though expectations remain upbeat for the coming construction season. Installed Building Products declined as pricing increases lagged the rising insulation prices and margins were squeezed temporarily. Methode Electronics failed to secure a potential new contract and saw broader concerns over future auto sales weighed on their shares. Lydall suffered as uneven execution and recent cost headwinds from new product launches crimped margins and offset secular tailwinds in filtration. Hanmi Financial saw shares trade lower on slowing loan growth as competition for deposits rose and net interest margins were compressed.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood MLP and Strategic Energy Fund – (WMLPX)	-3.13%	-3.79%
Alerian MLP Index	1.41%	0.68%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Despite the most recent crude oil price sell off, crude prices rose 20% in this measurement period. The strength in crude oil prices was driven by a decline in global inventories, geopolitical instability, and continued discipline from members of the Organization of Petroleum Exporting Countries (“OPEC”) and domestic crude oil producers. The recent weakness in crude oil prices was driven by the U.S. government’s decision to soften oil sanctions on Iran, a rise in domestic inventories due to refinery maintenance, and fears of slowing global demand. Natural gas prices have increased 18% over the past twelve months due to record low inventory builds, favorable weather trends, and slowing associated gas production due to infrastructure constraints. Nonetheless, production of both commodities is growing in the U.S. and producers remain active evidenced by the increase in drilling rigs. This backdrop bodes well for the portfolio of companies we own that are focused on energy production and midstream services.

For the twelve months ending October 31, 2018, the fund was down -3.79% on a total return basis compared to the Alerian MLP Index gain of 0.68%. Over the same period, the Philadelphia Utilities Index increased 1.37% and the S&P500 Index rose 7.35%.

Arguably given the backdrop, we would have expected better returns from the portfolio. However, investor uncertainty lingers over the master limited partnership asset class for a variety of reasons such as the change in Federal Energy Regulatory Commission (FERC) regulations surrounding the income tax allowance for regulated pipelines, restructuring of partnerships to remove general partners and right-sizing distribution levels, and the outlook for capital funding availability. Despite these concerns, recent quarterly earnings reports have affirmed the positive backdrop for energy and energy infrastructure companies, which we believe bodes well for the near term.

Our two best contributors over the past twelve months were Targa Resources Corporation and ONEOK Incorporated with returns over 27%. Both companies have benefitted from a rise in Natural Gas Liquids (NGL) pricing and infrastructure constraints along the NGL value chain. In addition, the remaining three of the top five contributors received an attractive buyout offer by either its parent company or a competitor. These favorable restructuring transactions should alleviate investor concerns and should revert attention back to the positive industry fundamentals. On the negative side, EQT Corporation and EQM Midstream Partners LP were the largest detractors due to delays and cost overruns on its Mountain Valley Pipeline project and uncertainties surrounding its corporate restructuring efforts.

Whether a company is a midstream service provider, upstream producer or utility, our attention is focused on attractively valued companies with irreplaceable assets, delivering accretive returns and top tier management teams. Our bias remains toward

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

well-capitalized companies with visible growth and limited external financing needs. We believe 2019 to be a prosperous year for energy companies as capital discipline across the energy landscape results in higher returns for investors.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	0.54%	1.04%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	0.41%	0.78%
FTSE 10-Year Treasury Index	-0.60%	-4.36%
FTSE 3-Month Treasury Bill Index	0.99%	1.67%
S&P 500 Index	3.40%	7.35%
FTSE NAREIT Index	6.00%	1.79%
Blended Benchmark**	2.51%	1.76%

* Without sales charge

** 25% FTSE 10-Year Treasury, 25% FTSE 3-Month Treasury Bill, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Performance for the period was driven primarily by allocation to Common Stock. Abbott Labs continued to integrate their recent acquisitions, which have augmented their strong product portfolio and helped boost growth. Union Pacific benefitted from the stronger domestic economy and recently announced a margin expansion initiative focused on precision railroading. Microsoft posted strong growth in their cloud segment, Azure, as they continue to see strong demand from companies across industries. Boeing rallied on better earnings and cash flow results seen throughout the year, supported by a backlog for new airplanes that stretches out over the next five years. Booz Allen Hamilton continues to win new awards and remains very well positioned to deliver strong topline growth in the coming years with the increased defense budget.

EQM Midstream declined on broader pressures in midstream as well as the legal challenges to their Mountain Valley Pipeline. FedEx saw cost pressures from higher labor costs more than offset stronger volumes and pricing, with management yet to see any meaningful impact from tariffs. General Mills struggled with several categories, most recently snacks, that have limited their topline growth though the company continues to gain share in the majority of their categories. Williams Companies faced selling pressures after acquiring their partnership, Williams Partner, to consolidate their ownership. Chubb faced headwinds on the pricing/loss cost dynamics and saw less favorable results in their North American personal lines more than offset the positives in their commercial lines and international areas.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Worldwide Income Opportunity Fund (WWIOX)	-1.22%	-0.05%
MSCI World Index	-2.17%	1.16%
FTSE/EPRA NAREIT Developed Index	-1.02%	0.30%
Bloomberg Barclays Global Treasury G-7 Index	-3.75%	-1.64%
FTSE 3-Month Treasury Bill Index	0.99%	1.67%
Blended Benchmark*	-1.43%	0.53%

* 25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% FTSE 3-Month Treasury Bill

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Performance in the period was driven by Convertibles and Fixed Income. Boeing rallied on better earnings and cash flow results seen throughout the year, supported by a backlog for new airplanes that stretches out over the next five years. Booz Allen Hamilton continues to win new awards and remains very well positioned to deliver strong topline growth in the coming years with the increased defense budget. Microsoft posted strong growth in their cloud segment, Azure, as they continue to see strong demand from companies across industries.

General Dynamics posted solid cash flow but their upcoming launch of two new planes in 2019 is expected to temporarily compress margins. Anheuser-Busch saw investor concerns push shares lower over the debt level and servicing costs after their acquisition of SAB, despite the cost savings potential. UBS Group moved lower though management continues to address investor issues regarding expense and capital efficiency within the global bank.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	-16.91%	-11.85%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	-17.01%	-11.98%
MSCI Emerging Markets Index	-16.53%	-12.52%

* Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Emerging Markets (“EM”) declined during the year, underperforming the developed world, amid news of potential escalation in the U.S./China trade war, ongoing tariff disputes, and possible contagion risk in EM. The Federal Reserve (“Fed”) kept a hawkish stance in its interest rate outlook as the U.S. 10-yr treasury yield climbed to its highest level since 2011, causing EM currencies to fall against a strong USD. Precious metals including gold, silver and copper declined, while energy prices continued their upward trajectory as brent crude reaching its highest level since 2014, due to a host of supply shocks (Iran sanctions, Venezuela crisis, U.S. shale supply bottlenecks).

Asian equities underperformed as China tumbled following threats of additional U.S. tariffs and ongoing domestic growth concerns. Discussions regarding potential stimulus measures in the form of reserve requirement ratios (“RRR”) cuts or proposed personal tax cuts changes ahead of politburo meetings, failed to prevent losses in equity markets. The heavyweight tech sector fell further as consensus earnings per share growth estimates plummeted from 25% to 9%. India had the worst month since August 2013 during the Taper Tantrum, dragged down by the financial sector, amid fears that rising defaults by non-banking financial companies would spill over to other sectors, as foreign outflows rose.

The Europe, the Middle East and Asia (“EMEA”) region saw further losses, led by Turkey and South Africa. Underperformance in Turkey was offset by a strong recovery in September and a rebound in the lira following an unexpected 675 basis point hike by the central bank, as political tensions eased with the release of American pastor Andrew Brunson. South African equities fell despite an appreciation of the rand, given the persistent weakness in earnings growth estimates.

Latin American equities outperformed on a relative basis as Brazil recovered following the victory of Jair Bolsonaro in the presidential election in anticipation of pro-market reforms. Losses in Mexico were exacerbated by peso depreciation as recent optimism towards domestic growth, following the announcement of a trade deal with the U.S. and the landslide victory of Andres Manuel Lopez Obrador as the new president, was short-lived.

Materials, and Information Technology led contribution to positive relative return, while Energy detracted.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

In Materials, Anhui Conch Cement in China, a superior low-cost producer with solid pricing power, was the leading contributor. The company continues to benefit from industry consolidation and market share gains since the introduction of measures to cool down the property sector. Vale contributed as iron ore sales and production were strong, and the company remains well-positioned to benefit from higher quality premium pricing due to its higher-grade output. Randgold Resources Limited led contribution as the company reiterated its 2018 gold production targets, as operations at several mines recover to normal levels. The company also announced an almost 35% increase in dividend for 2018, following the recent news of a pending merger with Barrick Gold.

An underweight allocation and positive security selection led to contribution in Information Technology. Indian IT services companies Tata Consultancy and HCL Technologies contributed as both companies are well positioned to deliver higher growth this year due to larger deal wins driven by stronger business confidence and spending, lower level of regulatory noise from U.S. regarding visa restrictions, and translation tailwinds from a lower rupee for operating margins. Samsung Electronics continued to benefit from relatively stable dynamic random-access memory pricing and ongoing diversification of its business lines to offset a secular decline in the handset segment. Catcher Technology in Taiwan was positive as a key supplier of casings for a range of Apple products. Trade war concerns weighed on shares in the semiconductor industry, as both Taiwan Semiconductor and ASM Pacific sold off.

Energy detracted primarily from security selection, while allocation effect was also negative. The outlook for the sector has been clouded with uncertainty, given the ongoing challenges of focusing on cost discipline and efficiency in production even as Organization of the Petroleum Exporting Countries (“OPEC”) is set to raise supply given a ramp-up of U.S. sanctions on Iran and the international focus on Saudi Arabia. The oil price recovery that has accelerated throughout 2018, combined with a strong USD and the risk of escalating trade wars, suggests that global oil demand growth, which has powered to 100 Mb/d according to commodity analysts, could be under pressure going forward, particularly as the import cost of oil for many countries has risen substantially (i.e. Turkey and Argentina). This has placed downward pressure on many exploration and refining companies like CNOOC and Reliance Industries, and associated parts suppliers such as Tenaris.

The current environment for Emerging Markets has been challenging for investors amid rampant volatility and unpredictable news developments from domestic growth concerns and political elections, to global trade protectionism and the threat of yet another economic crisis. While these issues may take time to resolve, there are already signs of gradual stabilization if not resolution, as seen in Turkey, Mexico, Thailand and many other countries. The most recurring investor concern has been Fed rate hikes impeding EM outperformance as a threat to fund flows due to opportunity cost. Of the past four Fed tightening cycles EM outperformed in three.

To the extent that tail-risks can only be managed in a prudent and diversified manner, our portfolio continues to provide a broad range of long-term growth opportunities throughout Emerging Markets, and we continue to validate our thesis from a bottom-up perspective, assessing the latest developments across EM for opportunities to reposition our portfolio. As long-term investors who have invested through past crises, we remain disciplined to our process as we continue to invest in the long-term growth story that is to come.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	1.27%	1.92%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	1.31%	1.91%
ICE BofAML U.S. High Yield Index†	1.10%	0.86%

* Without sales charge.

† The ICE BofAML U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

During the 12-month period ending October 31, 2018 the high yield market (as measured by the ICE BofAML U.S. High Yield Index) posted a modest positive return, despite the recent sell-off and only seven months of positive returns. Geopolitical-related volatility and strong economic data were the main drivers of High Yield performance over last twelve months. Headline risks during the time period included the on-and-off tension between the U.S. and North Korea, escalating trade war and tariff fears and the ongoing turmoil within the Trump administration, all putting pressure on the markets. While markets reacted to these various headlines, risk assets benefited from the passage of the U.S. tax bill, continued strength in the U.S. economy and strong corporate earnings. The high yield market benefited from higher oil prices during the 12-month period, and despite the recent sell-off, West Texas Intermediate Crude increased $10.93 per barrel to $65.31. During the 12-month period the Federal Open Market Committee (FOMC) implemented four rate hikes, which were widely anticipated and had little impact on the markets. The U.S. Dollar Index increased 2.72% and the yield curve flattened with the 2-year Treasury up 127 basis points (bps) to 2.87% and the 10-year higher by 78 bps to 3.16%.

During the period, the ICE BofAML U.S. High Yield Index returned 0.86%, credit spreads increased by 31 bps to 376 bps, and the average yield-to-worst was higher by 1.36% to 6.80%. High yield outperformed investment grade corporates, as represented by the ICE BofAML U.S. Corporate Index’s -2.83% return, but underperformed large and small cap equities as represented by the S&P 500’s 7.17% return and the Russell 2000 index’s 2.52%. In high yield, performance was mixed across credit qualities, with BB, B, and CCC sub-indices returning -0.82%, 1.66% and 4.57%, respectively. Performance was mixed across sectors as well, with Healthcare as the top performer with a 4.35% return, while Automotive was the bottom performer, returning -5.85%.

During a period of volatility for the overall high yield market, the Westwood Short Duration High Yield Fund posted a net-of-fees return of 1.92% for the twelve-month period ending October 31, 2018, capturing more than double the return of the broader high yield market return (as measured by the ICE BofAML U.S. High Yield Index). Generally, shorter duration outperformed longer duration securities. From a sector standpoint, all sectors posted positive returns for the period, led by Healthcare and Consumer Goods, while Banking and Automotive lagged. By rating, lower quality led although the dispersion across groups was minimal with Triple-Cs narrowly outperforming Single-Bs and Double-Bs. The Fund had an average coupon of 6.49%, a yield-to-worst of over 85% of the broad high yield market and 55% of the market duration-to-worst. Exclusive of cash, Fund holdings (290 issues, representing 215 issuers) comprised 37% bonds with maturities of less than three years and 63% in longer maturities but trading to expected early take-outs inside this three-year period. We continue to believe that companies will proactively refinance debt ahead of stated maturities to capture the favorable interest rate environment that the new issue market still offers.

We continue to believe the Fund is well positioned to take advantage of any potential volatility or curve repricing associated with more aggressive rate assumptions. Natural turnover, created by calls, tenders and maturities, should be high considering the large amount of front-end maturities and expected near-term calls held in the portfolio, which should allow us to continue to optimize the portfolio as the market environment evolves.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	-0.02%	0.07%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	0.03%	0.17%
ICE BofAML U.S. High Yield Index	1.10%	0.86%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

During the 12-month period ending October 31, 2018 the high yield (as measured by the ICE BofAML U.S. High Yield Index) market posted a modest positive return, despite the recent sell-off and only seven months of positive returns. Geopolitical-related volatility and strong economic data were the main drivers of High Yield performance over last twelve months. Headline risks during the time period included the on-and-off tension between the U.S. and North Korea, escalating trade war and tariff fears and the ongoing turmoil within the Trump administration, all putting pressure on the markets. While markets reacted to these various headlines, risk assets benefited from the passage of the U.S. tax bill, continued strength in the U.S. economy and strong

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

corporate earnings. The high yield market benefited from higher oil prices during the 12-month period, and despite the recent sell-off, West Texas Intermediate Crude increased $10.93 per barrel to $65.31. During the 12-month period the Federal Open Market Committee (FOMC) implemented four rate hikes, which were widely anticipated and had little impact on the markets. The U.S. Dollar Index increased 2.72% and the yield curve flattened with the 2-year Treasury up 127 basis points (bps) to 2.87% and the 10-year higher by 78 bps to 3.16%.

During the period, the ICE BofAML U.S. High Yield Index returned 0.86%, credit spreads increased by 31 bps to 376 bps, and the average yield-to-worst was higher by 1.36% to 6.80%. High yield outperformed investment grade corporates, as represented by the ICE BofAML U.S. Corporate Index’s -2.83% return, but underperformed large and small cap equities as represented by the S&P 500’s 7.17% return and the Russell 2000 index’s 2.52%. In high yield, performance was mixed across credit qualities, with BB, B, and CCC sub-indices returning -0.82%, 1.66% and 4.57%, respectively. Performance was mixed across sectors as well, with Healthcare as the top performer with a 4.35% return, while Automotive was the bottom performer, returning -5.85%.

The Westwood Opportunistic High Yield Fund posted a positive return for the one-year period ending October 31, 2018, but slightly underperformed the benchmark on a gross-of-fees. By risk type (defined by duration and yield to worst) security selection was a source of underperformance while allocation was a source of outperformance. The primary drivers of underperformance were weaker selection in the better-quality part of the market (yielding 6-7%) and the most speculative part of the market, offset by strong selection in the short duration part of the market and an underweight to the bottom-performing, most rate-sensitive part of the market. By sector, security selection in speculative energy was a drag on performance, offset by strong selection in Basic Industry and Technology.

While conscious of the changing appetite in equity risk premiums, the sell-off across risk assets has not fundamentally changed our view of high yield market risks and has enhanced the opportunity through improved valuations. Our greatest conviction remains around strong corporate fundamentals and even with a reduction in lofty expectations, strong growth is projected for the next several quarters, which will continue to improve credit metrics and keep default rates low. Strong technicals associated with lower issuance on the bond side and strong investor demand on the loan side will continue to broadly support the market. We have been concerned about valuations, but post-sell-off we remain positive on the potential for spread compression based on continued fundamental strength. Taken in whole, we have not substantially altered our risk positioning and remain on target to methodically take advantage of widening spreads to increase our higher-quality holdings over the next six months so that our portfolio is well positioned when we project the macro environment may begin to soften.

The Opportunistic High Yield Fund remains underweight the better-quality, more rate-sensitive segment of the market. We continue to gradually move our positioning to a less aggressive underweight to interest rate-related risks as volatility allows attractive entry points. We continue to look for opportunities to add income through credit picking among companies with improving earnings. The portfolio remains more concentrated in high conviction holdings than has been the case in recent years and is benefiting from outperformance by this part of the portfolio generally. While corporate fundamentals are strong, we believe we are generally not being paid to take “equity-like” risk at current market levels due to the underlying secular and/or cyclical changes that much of the remaining higher-yielding part of the market faces. Based on our view of risks and valuations across the market, we continue to believe Single-B rated credit offers the best opportunity for attractive returns through credit picking.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	-0.25%	-1.09%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	-0.20%	-1.02%
FTSE 1-Month Treasury Bill Index	0.95%	1.61%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The preceding year has shown rather modest overall performance across the broader liquid alternatives investment universe. This is reflected in the returns of several benchmark indices in the space over that time frame. For the twelve months ending October 31, 2018, the HFRX Equity Market Neutral Index fell 1.89%, while the IQ Hedge Market Neutral ETF returned -0.08%. During that same time, Westwood Market Neutral Income Fund Institutional Shares declined 1.09%.

As seen in early 2018 and again in the final month of the annual period, however, a more normalized volatility environment demonstrates the value of market neutral and liquid alternatives strategies which can thrive in such conditions. While low levels of market volatility are helpful to most risk asset classes, such an environment can prove a headwind to strategies focused on relative value and non-correlated returns such as this Fund.

Indeed, while historically low levels of volatility and a few select positions negatively impacted performance in the early part of the period, Westwood Market Neutral Income has thus far gained 0.23% since the start of 2018. Importantly, the fund performed well in both periods of market declines during the year, posting absolute gains in the first quarter of 2018 as well as in October. The Fund continues to maintain the uncorrelated, market neutral characteristic that is its hallmark, a profile that should be valuable to investors should the recent bouts of market volatility persist in the coming months and years. All three major strategies of the fund – the short duration yield portfolio, the arbitrage strategy, and macro hedging – are well positioned for the current market environment.

Arbitrage positions continued to increase in number and size of the overall portfolio throughout the period, as we adjusted to capitalize on the increased volatility seen in the early part of the year. Standout performers in this portion of the fund included Amarin Corporation, Dermira Incorporated and MTU Aero Engines AG. Two other arbitrage positions of note, Vipshop Holdings and Shutterfly Incorporated, actually began the period as short-duration yield convertibles. As their underlying equity appreciated, the converts gained delta; as the bonds were still rather attractive, we elected to offset this delta with a short equity position, effectively “graduating” the positions into the arbitrage strategy. Both positions were profitable in each of the strategies for the Fund. The vast majority of arbitrage positions were profitable for the fund over the course of year, a reflection of both a healthier environment for the strategy in terms of volatility, as well as careful risk management of the positions.

Three positions within the yield portfolio were significant detractors from performance during the period. Folli Follie SA, Carillion plc and Steinhoff International all declined significantly as the result of poor performance and accounting issues with the companies. While the damage was relatively mitigated and the positions have since been exited, the overall impact of the positions turned what would have been a positive return for the fund into a slight negative return over the period.

The remaining portion of the short duration convertible portfolio was largely positive, benefiting somewhat from tightening credit spreads throughout the year, with the majority of gains from interest income and accretion towards par. Gogo Incorporated. and Teva Pharmaceuticals bonds both benefitted from credit tightening and were top performers in the strategy. The opportunity set here remains good, as the U.S. short duration yield convertibles remain a significant part of the book, with a focus on mortgage REITs, high-quality financials, and short-dated technology issuers. Internationally, as issuance in high-quality U.K. property companies mature or appreciate, replacement opportunities have arisen in some Hong Kong and Asian based areas which have seen credit widening on high-quality, short-dated bonds.

Macro hedges were a very slight drag on portfolio performance over the entire year, but importantly, this strategy was both a source of profit and a stabilizing presence during the two major risk-off periods seen in 2018. In both instances, increased volatility and market weakness allowed the Fund to both monetize tail hedges, as well as reset protection when opportunities for cost-effective hedges arose. A variety of macro hedges ranging from index put options to volatility call spread strategies were effective as markets declined. The impact on Fund returns was clear - during the roughly 9% decline in the S&P 500 from January 22 – February 8, 2018, the Westwood Market Neutral Income Fund actually rose slightly, in large part because of the macro hedging strategy. Again in October, when markets suffered their worst month in almost a decade, the Fund had a positive return. This strategy continues to help the Fund maintain its “market neutral” strategy, using these hedges systematically to remove residual market risks from the underlying portfolio.

In closing, the return of a more normalized volatility environment should prove beneficial to the three strategies of the fund, as convertible valuations are positively correlated with volatility. This Fund continues to utilize all of its strategies in order to generate a reasonable return in the form of a liquid portfolio of securities, one which intends to limit correlation with the broader equity and fixed income markets. In this manner, the market neutral income strategy is an important component of a larger asset allocation strategy targeting strong risk-adjusted returns in all market environments.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Strategic Convertibles Fund

The performance of the Westwood Strategic Convertibles Fund (the “Fund”) for the periods ended October 31, 2018, was as follows:

	Six Months	2018 Fiscal Year
Westwood Strategic Convertibles Fund (WSCIX)	1.11%	3.47%
Thomson Reuters U.S. Focus Convertible Bond Index	-0.45%	1.11%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

Convertible bond market performance (as measured by the Thomson Reuters Global Convertible Bond Index) during the twelve month period ended 31 October, 2018 was modestly positive, as the equity component of convertibles participated in rising equity markets even as fixed income market came under pressure from rising rates and credit widening at the end of the year. The Thomson Reuters U.S. Convertible Bond Index rose 1.11% during the period. This return compares favorably to fixed income markets, as the Barclays U.S. Aggregate Credit Index declined 2.05% during the period. Convertible returns were somewhat outpaced by the results of equities in a rising market, as the S&P 500 Index returned 5.30% from October 31, 2017 through October 31, 2018.

The Westwood Strategic Convertibles Fund solidly outpaced its benchmark during the period, with a total return, net of fees, of 3.47%. This return reflects a 65% capture of S&P 500 equity returns, and compares very favorably to global equities, with the MSCI World Index declining 0.73%. The main driver of outperformance continues to be security selection. The Fund also benefitted from its non-U.S. holdings, the result of both individual convertible returns as well as currency benefit due to the overall weakness in the U.S. Dollar Index during the period.

The Fund’s delta position, or sensitivity to equity markets, was slightly below that of the benchmark for much of the period. The fund was able to utilize the return of market volatility in the early part of 2018 to reposition the portfolio into slightly more equity sensitive holdings, as we were constructive on equity markets and found reasonable risk/reward within higher-delta balanced convertible bonds. As certain positions outperformed over the course of the year, higher delta securities were trimmed into a rising market to ensure that the portfolio maintained a balanced profile.

U.S. exposure was increased given the opportunity set in the region, as European and Asian holdings declined from roughly 55% of fund holdings to roughly 20% by the end of the year. This tactical decision also allows the Fund to more closely align with its U.S. investor base. That said, the Fund continues to capitalize on unique and compelling developed market, non-U.S. opportunities that provide a benefit either from a sector diversification standpoint or simply due to an especially attractive investment opportunity.

In terms of sector weightings, the Fund differed from the benchmark being underweight both consumer discretionary and technology, though the latter is still the second largest weighting in the fund. This difference is owed in large part to the flexibility that the Fund maintains to invest on a global basis, as European and Asian holdings offer exposure to high quality Industrial and Financial companies that are not typically issuers in the U.S. Because of this flexibility, the Westwood fund was able to take advantage of attractive balanced convertible investments such as Airbus SE, Terumo Corporation, Huazhu Group, and Sony Corporation during the year.

Sector weightings were largely derived from bottom-up security selection, and this can be seen in the outsized impact that security selection has had in comparison to the impact of sector weights. For example, while Consumer Discretionary was substantially underweight on a relative basis, the absolute outperformance in this area was substantial, owing to positions in Tesla Incorporated, Etsy Incorporated, and Sony Corporation. A similar result occurred in Technology, with outsized gains from positions in Carbonite Incorporated, Kingdee International Software, and Nice Ltd., all non-benchmark positions.

As with any actively managed portfolio, certain holdings drove absolute and relative performance for the Fund. Healthcare remains the largest Fund overweight, and positions in Teladoc Incorporated and Sarepta Therapeutics were two of the largest contributors to Fund performance during the year, both non-benchmark holdings. Other positive non-index positions of note were China Construction Bank and Kaman Corporation. Avoidance or underweights of certain benchmark securities such as Microchip Technology, Weibo Corporation, and Western Digital Corporation also aided relative and absolute performance.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Conversely, overweight positions in NXP Semiconductors, Michelin, and Fresenius Medical were a drag on Fund performance, as were underweight positioning or avoidance of Herbalife Nutrition, Citrix Systems, Altaba Incorporated, and Illumina Incorporated. With nearly 30% of Fund holdings representing non-benchmark securities and an active share of almost 83%, there will obviously be instances and periods in which the Fund lags the index in certain regards. Overall, however, this past year demonstrates the critical value of an active, bottom-up approach to convertible investing.

Current fund positioning reflects a delta in the middle of the balanced convertible range. This reflects our somewhat cautious outlook on the markets, tempered by the fact that the asset class offers a unique opportunity to gain exposure to equity upside while mitigating downside risks, due to the attractive structure of convertible bonds. We remain constructive on a wide variety of companies and sectors, and believe that the U.S. convertible markets offer a wide opportunity set in which to invest.

We continue to focus on maintaining exposure to balanced convertibles, as the asymmetrical return profile of these securities allows Fund investors to both continue to benefit from upside participation in the equity markets, while maintaining the downside protection of the bond component in the event of market corrections. The bouts of market volatility seen over the past twelve months are likely to persist, and such periods should continue to provide opportunities for active managers to outperform and position the portfolio for the future benefit of Fund investors.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays U.S. Aggregate Credit Index is a market capitalization-weighted index which includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S.

Bloomberg Barclays Global Treasury G-7 Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

CBOE Volatility Index is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration-to-Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

FTSE 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

FTSE 10-Year Treasury Index - is an unmanaged index composed of ten year Treasury bonds and notes,

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

HFRX Equity Market Neutral Index is designed to exploit equity market inefficiencies and usually involves being simultaneously long and short matched equity portfolios of the same size within a country.

ICE BofAML U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Philadelphia Utility Index is a market capitalization-weighted index composed of geographically diverse public utility stocks.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters U.S. Focus Convertible Bond Index represents the convertible asset class with a U.S. region concentration, targeting larger convertibles. It is limited in number of constituents to ensure breadth and manageability.

Yield-to-Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	6.30%	9.77%	9.64%	10.46%	7.48%
A Class Shares with sales charge	0.73%	7.68%	8.26%	9.64%	5.64%
A Class Shares without sales charge	6.02%	9.53%	9.37%	10.21%	6.14%
Russell 1000 Value Index	3.03%	8.88%	8.61%	11.30%	6.92%

*	Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	2.35%	5.98%	6.92%	11.25%
Russell 1000 Index	6.98%	11.31%	11.05%	13.42%

*

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS
FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	-1.80%	5.22%	5.33%	7.38%
Russell 2500 Index	2.80%	10.05%	8.32%	10.24%

*	Commenced operations on March 28, 2011. The Russell 2500 Index annualized inception to date is since March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	-0.33%	5.71%	5.20%	11.60%
Russell 2500 Index	2.80%	10.05%	8.32%	13.55%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	-2.28%	10.48%	8.39%	12.82%
Russell 2000 Value Index	-0.59%	10.52%	7.18%	10.95%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC
ENERGY FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	-3.79%	-2.13%	-7.87%
Alerian MLP Index	0.68%	-1.52%	-8.19%

*	Commenced operations on December 29, 2014. The Alerian MLP Index annualized inception to date is since December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	1.04%	4.66%	4.75%	7.64%
A Class Shares with sales charge	-4.28%	2.64%	3.41%	6.83%
A Class Shares without sales charge	0.78%	4.41%	4.49%	7.38%
25/25/25/25 Blended Benchmark Index**	1.76%	4.39%	5.41%	7.62%
S&P 500 Index	7.35%	11.52%	11.34%	13.24%
FTSE NAREIT Index	1.79%	5.89%	8.14%	11.69%
FTSE 3-Month Treasury Bill Index	1.67%	0.87%	0.53%	0.33%
FTSE 10-Year Treasury Index	-4.36%	-1.08%	1.07%	3.31%

*

Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, FTSE 3-Month Treasury Bill Index, and FTSE 10-Year Treasury Index annualized inception to date is since December 19, 2005.

**	25% S&P 500 Index, 25% FTSE NAREIT Index, 25% FTSE 3-Month Treasury Bill Index, 25% FTSE 10-Year Treasury Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE
INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	-0.05%	3.27%	1.57%
MSCI World Index	1.16%	7.91%	5.61%
FTSE EPRA/NAREIT Developed Index	0.30%	2.94%	2.00%
Bloomberg Barclays Global Treasury G-7 Index	-1.64%	1.26%	1.09%
FTSE 3-Month Treasury Bill Index	1.67%	0.87%	0.74%
25/25/25/25 Blended Benchmark Index**	0.53%	3.37%	2.53%

*	Commenced operations on May 1, 2015.

**	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% FTSE 3-Month Treasury Bill Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING
MARKETS FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	-11.85%	4.48%	-0.63%	-1.75%
A Class Shares with sales charge	-16.35%	2.43%	-1.88%	-2.86%
A Class Shares without sales charge	-11.98%	4.22%	-0.86%	-2.00%
MSCI Emerging Markets Index	-12.52%	6.52%	0.78%	0.86%

*	Commenced operations on December 26, 2012. The MSCI Emerging Markets Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	1.92%	3.97%	2.39%	3.25%
A Class Shares with sales charge	-0.43%	3.03%	1.75%	2.26%
A Class Shares without sales charge	1.91%	3.80%	2.21%	2.70%
ICE BofAML U.S. High Yield Index	0.86%	6.64%	4.69%	6.60%

*	Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. The BofAML U.S. High Yield Index annualized inception to date is since December 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	0.07%	5.30%	3.97%
Ultra Shares	0.17%	5.40%	4.03%
ICE BofAML U.S. High Yield Index	0.86%	6.64%	5.19%

*

Institutional Shares commenced operations on December 29, 2014. Ultra Shares commenced operations December 29, 2014. The BofAML U.S. High Yield Index reports cumulative inception to date as of December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	-1.09%	1.54%	1.72%
Ultra Shares	-1.02%	1.66%	1.82%
FTSE 1-Month Treasury Bill Index	1.61%	0.82%	0.70%

*	Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. FTSE 1-Month Treasury Bill Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Class Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL
CONVERTIBLES FUND (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	3.47%	3.90%	2.68%
Thomson Reuters U.S Focus Convertible Bond Index	1.11%	4.62%	3.36%

*	Inception date is May 1, 2015. The Thomson Reuters U.S. Focus Convertible Bond Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 14 and 15.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.5%

	Shares	Value
COMMUNICATION SERVICES — 7.4%
Alphabet, Cl A *	4,224	$4,606,610
AT&T	238,370	7,313,192
Walt Disney	43,040	4,942,283

		16,862,085

CONSUMER DISCRETIONARY — 1.8%
Home Depot	23,000	4,045,240

CONSUMER STAPLES — 8.3%
Colgate-Palmolive	71,650	4,266,758
General Mills	105,780	4,633,164
Hormel Foods	117,305	5,119,190
PepsiCo	42,835	4,813,797

		18,832,909

ENERGY — 6.9%
Chevron	37,960	4,238,234
Diamondback Energy	35,155	3,950,016
EOG Resources	51,200	5,393,408
Halliburton	58,005	2,011,613

		15,593,271

FINANCIALS — 20.3%
Arthur J Gallagher	64,285	4,757,733
Bank of America	273,450	7,519,875
Chubb	34,725	4,337,500
Intercontinental Exchange	62,670	4,828,097
JPMorgan Chase	72,335	7,885,962
Morgan Stanley	81,480	3,720,377
US Bancorp	88,470	4,624,327
Wells Fargo	84,180	4,480,901
Western Alliance Bancorp *	81,140	3,914,193

		46,068,965

HEALTH CARE — 15.8%
Abbott Laboratories	67,650	4,663,791
Becton Dickinson	23,520	5,421,360
CVS Health	108,630	7,863,726
Johnson & Johnson	51,790	7,250,082

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Medtronic	63,135	$5,670,785
UnitedHealth Group	18,863	4,929,845

		35,799,589

INDUSTRIALS — 12.7%
Boeing	13,260	4,705,444
FedEx	20,455	4,507,055
General Dynamics	23,680	4,086,694
Honeywell International	45,280	6,557,449
Northrop Grumman	15,119	3,960,422
Resideo Technologies *	1	14
Union Pacific	33,035	4,830,378

		28,647,456

INFORMATION TECHNOLOGY — 10.6%
Apple	22,385	4,899,181
Booz Allen Hamilton Holding, Cl A	48,275	2,391,544
Lam Research	13,755	1,949,496
Microsoft	45,225	4,830,482
Motorola Solutions	39,618	4,855,582
Oracle	102,915	5,026,369

		23,952,654

MATERIALS — 1.8%
Sherwin-Williams	10,270	4,040,937

REAL ESTATE — 5.3%
Crown Castle International ‡	43,275	4,705,724
Public Storage ‡	11,420	2,346,467
Simon Property Group ‡	27,175	4,987,156

		12,039,347

UTILITIES — 6.6%
CMS Energy	100,515	4,977,503
Nextera Energy	28,495	4,915,387
WEC Energy Group	73,545	5,030,478

		14,923,368

Total Common Stock (Cost $172,236,933)		220,805,821

SHORT-TERM INVESTMENT — 2.0%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (A) (Cost $4,478,064)	4,478,064	4,478,064

Total Investments — 99.5% (Cost $176,714,997)		$225,283,885

Percentages are based on Net Assets of $226,357,837.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate shown is the 7-day effective yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
October 31, 2018

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 67.5%

	Shares	Value
COMMUNICATION SERVICES — 4.5%
Alphabet, Cl A *	139	$151,591
Comcast, Cl A	3,189	121,629
Walt Disney	680	78,084

		351,304

CONSUMER DISCRETIONARY — 3.9%
Home Depot	824	144,925
McDonald’s	889	157,264

		302,189

CONSUMER STAPLES — 4.3%
Colgate-Palmolive	1,915	114,038
McCormick	649	93,456
PepsiCo	1,150	129,237

		336,731

ENERGY — 2.9%
Chevron	1,388	154,970
EOG Resources	666	70,157

		225,127

FINANCIALS — 9.5%
Bank of America	8,969	246,648
Chubb	793	99,053
JPMorgan Chase	1,455	158,624
US Bancorp	1,477	77,203
Wells Fargo	2,923	155,591

		737,119

HEALTH CARE — 6.3%
Abbott Laboratories	2,036	140,362
CVS Health	2,054	148,689
Johnson & Johnson	617	86,374
Novartis ADR	1,343	117,459

		492,884

INDUSTRIALS — 9.6%
FedEx	701	154,458

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
General Dynamics	730	$125,983
Honeywell International	770	111,512
Illinois Tool Works	604	77,052
Raytheon	620	108,525
Resideo Technologies *	—	7
Union Pacific	1,178	172,247

		749,784

INFORMATION TECHNOLOGY — 15.9%
Accenture PLC, Cl A	504	79,441
Amdocs	1,871	118,378
Amphenol, Cl A	906	81,087
Apple	1,136	248,625
Automatic Data Processing	850	122,468
Microsoft	1,495	159,681
Motorola Solutions	658	80,644
Oracle	3,289	160,635
Texas Instruments	2,067	191,879

		1,242,838

MATERIALS — 1.4%
Sherwin-Williams	281	110,565

REAL ESTATE — 4.2%
Alexandria Real Estate Equities ‡	1,012	123,697
Boston Properties ‡	661	79,823
Public Storage ‡	607	124,720

		328,240

UTILITIES — 5.0%
CMS Energy	2,613	129,396
Nextera Energy	760	131,100
WEC Energy Group	1,918	131,191

		391,687

Total Common Stock (Cost $3,895,604)		5,268,468

CONVERTIBLE BONDS — 21.2%

	Face Amount

COMMUNICATION SERVICES — 1.1%

Zillow Group
2.000%, 12/01/21	$80,000	84,288

CONSUMER DISCRETIONARY — 1.7%

Greenbrier
2.875%, 02/01/24	125,000	131,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND
October 31, 2018

CONVERTIBLE BONDS — continued

	Face Amount	Value

CONSUMER STAPLES — 2.1%

Vector Group
1.750%, 04/15/20 (A)	$165,000	$168,900

FINANCIALS — 1.9%

Cowen
3.000%, 12/15/22 (B)	140,000	147,649

HEALTH CARE — 5.6%

Medicines Company
2.750%, 07/15/23	100,000	84,352

NuVasive
2.250%, 03/15/21	75,000	83,675

Teladoc Health
1.375%, 05/15/25 (B)	75,000	109,078

Wright Medical Group
2.250%, 11/15/21	115,000	157,464

		434,569

INFORMATION TECHNOLOGY — 8.8%

Citrix Systems
0.500%, 04/15/19	125,000	177,095

Microchip Technology
2.250%, 02/15/37	125,000	114,311

Nice Systems
1.250%, 01/15/24	120,000	161,925

ServiceNow
0.00%, 06/01/22 (C)	100,000	141,129

Square
0.500%, 05/15/23 (B)	75,000	89,838

		684,298

Total Convertible Bonds (Cost $1,669,146)		1,651,062

CONVERTIBLE PREFERRED STOCK — 9.9%

	Shares

CONSUMER STAPLES — 2.2%
Bunge, 4.875%	1,650	170,775

FINANCIALS — 2.4%
Mandatory Exchangeable Trust, 5.750% * (B)	1,150	185,529

HEALTH CARE — 1.2%
Becton Dickinson, 6.125%	1,660	97,392

INDUSTRIALS — 1.8%
Stanley Black & Decker, 5.375%	1,550	142,213

CONVERTIBLE PREFERRED STOCK — continued

	Shares	Value

UTILITIES — 2.3%
DTE Energy, 6.500%	3,300	$175,989

Total Convertible Preferred Stock (Cost $849,618)		771,898

SHORT-TERM INVESTMENT — 1.5%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (D) (Cost $120,645)	120,645	120,645

Total Investments — 100.1% (Cost $6,535,013)		$7,812,073

Percentages are based upon Net Assets of $7,803,276.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $532,094 and represents 6.8% of Net Assets.

(C)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(D)	The rate reported is the 7-day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,268,468	$—	$—	$5,268,468
Convertible Bonds	—	1,651,062	—	1,651,062
Convertible Preferred Stock	771,898	—	—	771,898
Short-Term Investment	120,645	—	—	120,645

Total Investments in Securities	$6,161,011	$1,651,062	$—	$7,812,073

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS
FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.7%

	Shares	Value
COMMUNICATION SERVICES — 3.4%
Cable One	387	$346,651
Zayo Group Holdings *	14,285	426,836

		773,487

CONSUMER DISCRETIONARY — 7.2%
Burlington Stores *	2,400	411,576
Carter’s	4,025	386,320
Columbia Sportswear	5,230	472,164
Mohawk Industries *	2,675	333,653

		1,603,713

CONSUMER STAPLES — 4.6%
Energizer Holdings	4,914	288,796
J&J Snack Foods	1,645	256,883
McCormick	1,750	252,000
Nomad Foods *	11,800	225,380

		1,023,059

ENERGY — 5.1%
Centennial Resource Development, Cl A *	18,945	362,986
Diamondback Energy	3,585	402,810
WPX Energy *	23,815	381,993

		1,147,789

FINANCIALS — 19.5%
Arthur J Gallagher	7,565	559,886
Chemical Financial	10,602	496,810
Everest Re Group	2,275	495,631
First Republic Bank	2,600	236,574
Home BancShares	21,680	412,787
Houlihan Lokey, Cl A	4,865	200,341
Markel *	425	464,627
Mercury General	5,213	309,183
Western Alliance Bancorp *	10,290	496,389
Wintrust Financial	4,590	349,483
Zions Bancorporation	7,345	345,582

		4,367,293

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 7.7%
Cooper	1,160	$299,640
PerkinElmer	4,330	374,458
Premier, Cl A *	5,310	238,950
STERIS PLC	3,795	414,831
Teleflex	1,650	397,221

		1,725,100

INDUSTRIALS — 14.7%
Alaska Air Group	3,970	243,837
Curtiss-Wright	3,625	396,792
Hubbell, Cl B	4,185	425,615
Huntington Ingalls Industries	1,900	415,112
Ingersoll-Rand PLC	4,085	391,915
Middleby *	3,974	446,280
nVent Electric	16,110	393,406
Pentair PLC	8,565	343,885
Woodward	3,373	248,388

		3,305,230

INFORMATION TECHNOLOGY — 10.7%
Amdocs	5,365	339,443
Booz Allen Hamilton Holding, Cl A	4,990	247,205
FLIR Systems	4,304	199,319
Genpact	8,215	225,173
KLA-Tencor	2,175	199,099
Littelfuse	2,245	406,704
MKS Instruments	4,655	343,027
Monolithic Power Systems	3,615	427,004

		2,386,974

MATERIALS — 7.9%
Albemarle	4,847	480,919
Eagle Materials	8,005	591,089
PolyOne	8,670	280,128
RPM International	6,945	424,826

		1,776,962

REAL ESTATE — 11.7%
Alexandria Real Estate Equities ‡	4,433	541,846
American Homes 4 Rent, Cl A	22,360	471,125
Americold Realty Trust ‡	10,125	250,594
Brandywine Realty Trust ‡	22,505	316,420
Hudson Pacific Properties ‡	11,260	341,178
Physicians Realty Trust ‡	14,375	238,337
Retail Properties of America, Cl A ‡	18,680	229,204
STAG Industrial ‡	8,800	232,848

		2,621,552

UTILITIES — 5.2%
Alliant Energy	13,475	579,156

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS
FUND
October 31, 2018

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
DTE Energy	5,225	$587,290

		1,166,446

Total Common Stock

(Cost $17,593,240)		21,897,605

SHORT-TERM INVESTMENT — 2.0%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (A) (Cost $446,565)	446,565	446,565

Total Investments — 99.7% (Cost $18,039,805)		$22,344,170

Percentages are based upon Net Assets of $22,402,163.

(A)	The rate reported is the 7-day effective yield as of October 31, 2018.
*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class

PLC — Public Limited Company

As of October 31, 2018, all of the Fund’s investments were considered Level 1,in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.7%

	Shares	Value

COMMUNICATION SERVICES — 3.2%
Cable One	5,380	$4,819,081
Zayo Group Holdings *	174,945	5,227,357

		10,046,438

CONSUMER DISCRETIONARY — 7.3%
Bloomin’ Brands	159,440	3,180,828
Burlington Stores *	33,605	5,762,921
Carter’s	54,425	5,223,712
Columbia Sportswear	34,844	3,145,716
Oxford Industries	62,485	5,559,915

		22,873,092

CONSUMER STAPLES — 4.1%
Energizer Holdings	52,186	3,066,971
J&J Snack Foods	31,434	4,908,734
Nomad Foods *	256,200	4,893,420

		12,869,125

ENERGY — 6.0%
Centennial Resource Development, Cl A *	359,795	6,893,672
Penn Virginia *	78,663	5,410,441
WPX Energy *	416,440	6,679,698

		18,983,811

FINANCIALS — 18.9%
Arthur J Gallagher	97,090	7,185,631
Chemical Financial	150,410	7,048,213
Everest Re Group	26,935	5,868,059
First Hawaiian	119,785	2,968,272
Home BancShares	295,435	5,625,082
Houlihan Lokey, Cl A	65,570	2,700,172
Mercury General	128,800	7,639,128
Western Alliance Bancorp *	147,770	7,128,425
Wintrust Financial	85,393	6,501,823
Zions Bancorporation	143,693	6,760,756

		59,425,561

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 8.3%
Cooper	19,920	$5,145,536
PerkinElmer	70,738	6,117,422
Premier, Cl A *	74,596	3,356,820
STERIS PLC	44,320	4,844,619
Teleflex	28,042	6,750,831

		26,215,228

INDUSTRIALS — 12.8%
Alaska Air Group	56,570	3,474,529
Albany International, Cl A	67,468	4,721,411
Curtiss-Wright	28,510	3,120,705
Hubbell, Cl B	51,955	5,283,823
Huntington Ingalls Industries	26,484	5,786,224
Interface, Cl A	100,667	1,639,866
Middleby *	32,095	3,604,268
nVent Electric	255,287	6,234,109
Pentair PLC	80,660	3,238,499
Woodward	44,503	3,277,201

		40,380,635

INFORMATION TECHNOLOGY — 11.4%
Amdocs	51,358	3,249,421
Booz Allen Hamilton Holding, Cl A	90,812	4,498,826
FLIR Systems	64,935	3,007,140
Genpact	117,075	3,209,026
Littelfuse	35,130	6,364,151
MKS Instruments	54,300	4,001,367
Monolithic Power Systems	50,870	6,008,764
OSI Systems *	78,995	5,463,294

		35,801,989

MATERIALS — 8.2%
Albemarle	73,215	7,264,392
Eagle Materials	114,035	8,420,344
PolyOne	118,690	3,834,874
RPM International	105,120	6,430,191

		25,949,801

REAL ESTATE — 12.2%
American Homes 4 Rent, Cl A	302,760	6,379,153
Americold Realty Trust ‡	138,171	3,419,732
Brandywine Realty Trust ‡	356,885	5,017,803
Hudson Pacific Properties ‡	198,490	6,014,247
Physicians Realty Trust ‡	428,960	7,112,157
Retail Properties of America, Cl A ‡	270,200	3,315,354
STAG Industrial ‡	271,655	7,187,992

		38,446,438

UTILITIES — 5.3%
Alliant Energy	199,630	8,580,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
October 31, 2018

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
IDACORP	88,770	$8,278,690

		16,858,787

Total Common Stock (Cost $266,332,620)		307,850,905

SHORT-TERM INVESTMENT — 2.4%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (A) (Cost $7,655,199)	7,655,199	7,655,199

Total Investments — 100.1% (Cost $273,987,819)		$315,506,104

Percentages are based upon Net Assets of $315,140,388.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2018.

Cl — Class

PLC — Public Limited Company

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 100.0%

	Shares	Value

COMMUNICATION SERVICES — 1.9%
Marcus	165,598	$6,461,634

CONSUMER DISCRETIONARY — 9.4%
Bloomin’ Brands	229,245	4,573,438
Carriage Services, Cl A	160,465	3,058,463
Gentherm *	87,460	3,816,755
Installed Building Products *	203,485	6,198,153
Lithia Motors, Cl A	38,100	3,393,948
Oxford Industries	79,130	7,040,987
Sonic	89,990	3,894,767

		31,976,511

CONSUMER STAPLES — 5.9%
BJ’s Wholesale Club Holdings *	160,835	3,562,495
Hostess Brands, Cl A *	644,900	6,706,960
J&J Snack Foods	42,507	6,637,893
Nomad Foods *	178,630	3,411,833

		20,319,181

ENERGY — 9.1%
Callon Petroleum *	650,370	6,484,189
Jagged Peak Energy *	306,745	3,779,098
Penn Virginia *	76,956	5,293,034
ProPetro Holding *	307,125	5,420,756
Resolute Energy *	143,113	3,982,835
SRC Energy *	878,605	6,220,523

		31,180,435

FINANCIALS — 23.4%
Aspen Insurance Holdings	102,530	4,293,956
Berkshire Hills Bancorp	187,540	6,258,210
Columbia Banking System	188,085	6,976,073
Employers Holdings	149,188	6,856,681
Glacier Bancorp	97,700	4,142,480
Great Western Bancorp	176,305	6,461,578
Hanmi Financial	224,220	4,704,136
Heritage Commerce	224,356	3,255,405
Houlihan Lokey, Cl A	83,240	3,427,823
LegacyTexas Financial Group	163,905	6,315,260
Mercury General	75,330	4,467,822

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Renasant	191,380	$6,675,334
Safety Insurance Group	42,604	3,548,061
ServisFirst Bancshares	175,548	6,316,217
South State	91,240	6,174,211

		79,873,247

HEALTH CARE — 3.8%
CONMED	71,850	4,844,845
Omnicell *	113,158	8,000,271

		12,845,116

INDUSTRIALS — 21.4%
Alamo Group	44,735	3,834,684
Albany International, Cl A	101,337	7,091,563
Apogee Enterprises	74,968	2,706,345
Columbus McKinnon	109,315	4,015,140
Comfort Systems USA	135,025	7,221,137
Continental Building Products *	220,583	6,134,413
Douglas Dynamics	160,148	6,948,822
Esterline Technologies *	43,057	5,053,170
Interface, Cl A	356,737	5,811,246
Kaman	120,903	7,679,759
Knoll	327,390	6,498,691
Lydall *	102,328	3,056,537
Universal Forest Products	246,171	6,959,254

		73,010,761

INFORMATION TECHNOLOGY — 8.0%
Brooks Automation	178,954	5,552,943
Methode Electronics	186,993	5,534,993
Novanta *	115,443	6,719,937
OSI Systems *	42,742	2,956,036
Viavi Solutions *	581,875	6,709,019

		27,472,928

MATERIALS — 3.5%
Innospec	103,335	6,915,178
Summit Materials, Cl A *	384,603	5,192,141

		12,107,319

REAL ESTATE — 12.5%
Americold Realty Trust ‡	227,800	5,638,050
Columbia Property Trust ‡	161,225	3,619,501
Easterly Government Properties ‡	368,996	6,704,657
Potlatch ‡	130,643	4,735,809
Ramco-Gershenson Properties Trust ‡	376,295	4,997,198
STAG Industrial ‡	255,278	6,754,656
Summit Hotel Properties ‡	579,876	6,680,172
Terreno Realty ‡	100,866	3,775,414

		42,905,457

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
October 31, 2018

COMMON STOCK — continued

	Shares	Value

UTILITIES — 1.1%
South Jersey Industries	126,900	$3,748,626

Total Common Stock (Cost $320,122,921)		341,901,215

SHORT-TERM INVESTMENT — 0.1%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (A) (Cost $226,651)	226,651	226,651

Total Investments — 100.1% (Cost $320,349,572)		$342,127,866

Percentages are based upon Net Assets of $341,713,368.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2018.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%

	Shares	Value

ENERGY — 88.8%
Antero Midstream GP	30,735	$495,141
CNX Resources *	25,165	393,832
Enable Midstream Partners (A)	20,385	301,086
Enbridge	21,269	661,679
Enbridge Energy Management	15,006	159,214
Energy Transfer (A)	81,344	1,264,086
EnLink Midstream	11,360	147,680
Enterprise Products Partners LP (A)	18,375	492,817
EOG Resources	4,100	431,894
EQM Midstream Partners (A)	9,655	443,261
EQT	16,030	544,539
GasLog Partners	14,050	349,142
Halliburton	12,760	442,517
Kinder Morgan	48,990	833,810
Marathon Petroleum	1,716	120,892
MPLX (A)	9,651	324,370
Noble Energy	9,635	239,430
Noble Midstream Partners (A)	11,420	389,879
Occidental Petroleum	4,290	287,730
ONEOK	7,860	515,616
Pembina Pipeline	15,057	486,642
Penn Virginia *	2,170	149,253
Pioneer Natural Resources	2,985	439,601
Plains GP Holdings, Cl A	14,185	303,133
Range Resources	14,825	234,976
Royal Dutch Shell ADR, Cl B	2,325	152,776
Summit Midstream Partners (A)	23,732	380,424
Tallgrass Energy, Cl A (A)	14,255	310,189
Targa Resources	15,510	801,402
TransCanada	17,000	641,240
Western Gas Partners (A)	6,170	244,085
Williams	38,421	934,783
WPX Energy *	17,235	276,449

		14,193,568

UTILITIES — 7.4%
Dominion Energy	4,790	342,102
NextEra Energy Partners	7,360	335,101
Sempra Energy	4,610	507,653

		1,184,856

Total Common Stock (Cost $14,696,094)		15,378,424

SHORT-TERM INVESTMENT — 2.1%

	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (B) (Cost $343,841)	343,841	$343,841

Total Investments — 98.3% (Cost $15,039,935)		$15,722,265

Percentages are based upon Net Assets of $15,986,852.

*	Non-income producing security.
(A)	Security is a Master Limited Partnership. At October 31, 2018, such securities amounted to $4,150,197, or 26.0% of the net assets of the Fund (See Note 2).
(B)	The rate reported is the 7-day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

Cl — Class

GP — General Partnership

LP — Limited Partnership

As of October 31, 2018, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 43.4%

	Shares	Value

CONSUMER DISCRETIONARY — 2.5%
Home Depot	352,140	$61,934,383

CONSUMER STAPLES — 2.7%

PepsiCo	601,875	67,638,713

ENERGY — 5.6%
Enterprise Products Partners LP (A)	1,870,273	50,160,722
Magellan Midstream Partners (A)	477,544	29,454,914
Phillips 66 Partners (A)	617,645	30,209,017
Williams	1,228,525	29,890,013

		139,714,666

FINANCIALS — 8.2%
Bank of America	2,385,682	65,606,255
BB&T	665,335	32,707,869
Chubb	396,018	49,466,608
JPMorgan Chase	509,425	55,537,513

		203,318,245

HEALTH CARE — 5.8%
Abbott Laboratories	836,295	57,654,177
Becton Dickinson	136,505	31,464,403
Johnson & Johnson	392,490	54,944,675

		144,063,255

INDUSTRIALS — 7.4%
FedEx	116,978	25,774,933
General Dynamics	190,551	32,885,292
Honeywell International	431,264	62,455,652
Raytheon	173,973	30,452,234
Resideo Technologies *	—	7
Union Pacific	219,165	32,046,306

		183,614,424

INFORMATION TECHNOLOGY — 4.1%
Booz Allen Hamilton Holding, Cl A	514,318	25,479,314
Microsoft	375,200	40,075,112

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Texas Instruments	378,555	$35,141,260

		100,695,686

REAL ESTATE — 6.0%
Alexandria Real Estate Equities ‡	474,299	57,973,567
Boston Properties ‡	482,268	58,238,684
Crown Castle International ‡	292,260	31,780,352

		147,992,603

UTILITIES — 1.1%
Nextera Energy	163,380	28,183,050

Total Common Stock (Cost $819,335,102)		1,077,155,025

CORPORATE OBLIGATIONS —27.9%

	Face Amount
COMMUNICATION SERVICES — 2.1%

AT&T
2.375%, 11/27/18	$27,153,000	27,144,855
2.300%, 03/11/19	25,888,000	25,831,155

		52,976,010

CONSUMER DISCRETIONARY — 1.1%

Toyota Motor Credit MTN
2.125%, 07/18/19	26,730,000	26,601,198

CONSUMER STAPLES — 1.1%

Walmart
1.750%, 10/09/19	27,283,000	26,993,121

ENERGY — 3.2%

Chevron
1.561%, 05/16/19	26,755,000	26,547,954

Exxon Mobil
2.222%, 03/01/21	27,314,000	26,686,257

Shell International Finance BV
1.375%, 05/10/19	26,180,000	25,978,514

		79,212,725

FINANCIALS — 9.8%

Bank of America
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/31/49	20,424,000	20,372,940

Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	25,463,000	25,622,144

Citigroup
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	32,555,000	32,555,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Goldman Sachs Group
5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 12/29/49	$24,813,000	$24,999,098

JPMorgan Chase
5.990%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/49	22,741,000	22,862,892
5.000%, VAR ICE LIBOR USD 3 Month+3.320%, 12/29/49	33,065,000	33,065,000

MetLife
5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/49	24,892,000	25,047,575

Morgan Stanley
5.450%, VAR ICE LIBOR USD 3 Month+3.610%, 12/29/49	32,547,000	32,836,017

SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	27,044,000	26,140,730

		243,501,396

HEALTH CARE — 3.2%

Amgen
2.200%, 05/22/19	26,452,000	26,347,288

Medtronic
2.500%, 03/15/20	26,769,000	26,525,498

Pfizer
2.100%, 05/15/19	26,877,000	26,781,893

		79,654,679

INDUSTRIALS — 1.1%

John Deere Capital MTN
1.950%, 12/13/18	26,469,000	26,442,696

INFORMATION TECHNOLOGY — 6.3%

Apple
2.850%, 05/06/21	26,754,000	26,532,438
2.100%, 05/06/19	26,337,000	26,254,600

Cisco Systems
1.400%, 09/20/19	52,501,000	51,855,872

Intel
3.300%, 10/01/21	25,452,000	25,478,792

Visa
2.200%, 12/14/20	27,167,000	26,615,291

		156,736,993

Total Corporate Obligations (Cost $699,250,408)		692,118,818

PREFERRED STOCK — 8.0%

	Shares
FINANCIALS — 5.8%
Bank of America, Ser 5, 4.000% , VAR ICE LIBOR USD 3 Month+0.500%	1,100,506	25,168,572
BB&T, Ser D, 5.850%	1,089,173	27,403,593

PREFERRED STOCK — continued

	Shares	Value

FINANCIALS — continued
PNC Financial Services Group, Ser Q, 5.375%	934,746	$23,060,184
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	1,574,298	33,060,258
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	1,331,420	34,084,352

		142,776,959

HEALTH CARE — 1.1%
Becton Dickinson, 6.125%	483,825	28,386,013

UTILITIES — 1.1%
CenterPoint Energy, 7.000%	542,700	26,928,774

Total Preferred Stock (Cost $192,794,400)		198,091,746

U.S. GOVERNMENT AGENCY OBLIGATIONS —5.1%

	Face Amount
FHLMC
2.375%, 01/13/22	$25,843,000	25,356,324
1.875%, 11/17/20	25,893,000	25,342,282
1.750%, 05/30/19	25,523,000	25,400,234

1.375%, 05/01/20	25,989,000	25,432,082

		101,530,922

FNMA
1.625%, 11/27/18	25,786,000	25,772,669

Total U.S. Government Agency Obligations (Cost $128,907,608)		127,303,591

U.S. TREASURY OBLIGATIONS —5.1%

U.S. Treasury Notes
3.625%, 08/15/19	50,043,000	50,406,593
3.375%, 11/15/19	24,888,000	25,046,466
1.625%, 03/31/19	25,477,000	25,388,428
1.500%, 12/31/18	25,131,000	25,100,737

Total U.S. Treasury Obligations (Cost $126,335,974)		125,942,224

CONVERTIBLE PREFERRED STOCK — 1.0%

	Shares

UTILITIES — 1.0%
DTE Energy, 6.500%

(Cost $24,938,367)	495,500	26,425,015

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
October 31, 2018

SHORT-TERM INVESTMENT — 9.1%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 1.960% (B) (Cost $227,014,363)	227,014,363	$227,014,363

Total Investments — 99.6%

(Cost $2,218,576,222)		$2,474,050,782

Percentages are based upon Net Assets of $2,483,204,710.

*	Non-income producing security.
(A)	Security is a Master Limited Partnership. At October 31, 2018, such securities amounted to $109,824,653, or 4.4% of the net assets of the Fund (See Note 2).
(B)	The rate reported is the 7-day effective yield as of October 31, 2018.
‡	Real Estate Investment Trust

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,077,155,025	$—	$—	$1,077,155,025
Corporate Obligations	—	692,118,818	—	692,118,818
Preferred Stock	198,091,746	—	—	198,091,746
U.S. Government Agency Obligations	—	127,303,591	—	127,303,591
U.S. Treasury Obligations	—	125,942,224	—	125,942,224
Convertible Preferred Stock	26,425,015	—	—	26,425,015
Short-Term Investment	227,014,363	—	—	227,014,363

Total Investments in Securities	$1,528,686,149	$945,364,633	$—	$2,474,050,782

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE
INCOME OPPORTUNITY FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 41.2%

	Shares	Value

BELGIUM — 0.1%

Anheuser-Busch InBev ADR	39	$2,885

BRAZIL — 1.0%

Banco Bradesco ADR	1,500	13,755

Vale ADR, Cl B	940	14,194

		27,949

CANADA — 0.1%

Enbridge	87	2,707

FRANCE — 2.8%

Capgemini	442	54,068

TOTAL ADR	380	22,268

		76,336

GERMANY — 1.0%

SAP ADR	249	26,708

JAPAN — 2.7%

Keyence	100	49,009

Nippon Telegraph & Telephone ADR	635	25,718

		74,727

SWITZERLAND — 3.1%

Novartis ADR	797	69,706

UBS Group	980	13,622

		83,328

TAIWAN — 0.3%

Taiwan Semiconductor Manufacturing ADR	207	7,887

UNITED KINGDOM — 1.2%

Lloyds TSB Group PLC ADR	941	2,701

Royal Dutch Shell ADR, Cl A	447	28,246

Vodafone Group ADR	139	2,631

		33,578

COMMON STOCK — continued

	Shares	Value
UNITED STATES — 28.9%

Abbott Laboratories	606	$41,778

Alexandria Real Estate Equities ‡	267	32,635

Andeavor Logistics (A)	292	11,698

Bank of America	2,522	69,355

Becton Dickinson	258	59,469

Boeing	27	9,581

Booz Allen Hamilton Holding, Cl A	1,415	70,099

Boston Properties ‡	478	57,724

Comcast, Cl A	191	7,285

Enterprise Products Partners LP (A)	1,522	40,819

General Dynamics	236	40,729

Honeywell International	333	48,225

Johnson & Johnson	64	8,959

Kinder Morgan	1,429	24,323

Microsoft	776	82,884

Oracle	164	8,010

Phillips 66 Partners (A)	606	29,639

Raytheon	318	55,662

Resideo Technologies *	60	1,256

Union Pacific	314	45,913

US Bancorp	522	27,285

Western Gas Partners (A)	346	13,688

		787,016

Total Common Stock (Cost $949,886)		1,123,121

CORPORATE OBLIGATIONS — 33.8%

	Face Amount
AUSTRIA — 4.9%

Oesterreichische Kontrollbank
1.125%, 04/26/19	$135,000	133,964

GERMANY — 5.1%

Kreditanstalt fuer Wiederaufbau
1.875%, 04/01/19	140,000	139,570

LUXEMBOURG — 3.1%

European Investment Bank MTN
1.250%, 05/15/19	85,000	84,393

NETHERLANDS — 2.2%

Shell International Finance BV
1.375%, 05/10/19	59,000	58,546

PHILIPPINES — 3.1%

Asian Development Bank MTN
1.375%, 01/15/19	85,000	84,793

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE
INCOME OPPORTUNITY FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

SWITZERLAND — 2.3%

Novartis Securities Investment
5.125%, 02/10/19	$63,000	$63,399

UNITED KINGDOM — 1.6%

AstraZeneca
1.750%, 11/16/18	43,000	42,981

UNITED STATES — 11.5%

Bank of America
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/31/49	55,000	54,863

Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	42,000	42,263

Citigroup
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 12/29/49	55,000	55,756

JPMorgan Chase
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/49	55,000	55,825

Toyota Motor Credit MTN
2.100%, 01/17/19	48,000	47,961

Wells Fargo
6.104%, VAR ICE LIBOR USD 3 Month+3.770%, 03/15/18	56,000	56,419

		313,087

Total Corporate Obligations (Cost $925,580)		920,733

PREFERRED STOCK — 7.3%

	Shares

NETHERLANDS — 4.5%
Aegon, 6.375%	2,275	57,558
ING Groep, 6.375%	2,553	64,616

UNITED STATES — 2.8%
BB&T, Ser E, 5.625%	585	14,251
Becton Dickinson, 6.125%	228	13,377
US Bancorp, Ser B, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	1,009	21,189
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	1,050	26,879

Total Preferred Stock (Cost $199,427)		197,870

EXCHANGE TRADED FUND — 3.0%

	Shares	Value
CANADA — 0.3%
iShares S&P/TSX Capped REIT Index ETF	541	$7,073

JAPAN — 0.5%
Next Funds REIT Index ETF	790	13,114

UNITED STATES — 2.2%
iShares European Property Yield UCITS ETF	451	20,303
iShares International Developed ETF	843	22,895
Vanguard Global ex-U.S. Real Estate ETF	342	18,102

		61,300

Total Exchange Traded Funds (Cost $82,317)		81,487

CONVERTIBLE PREFERRED STOCK — 0.8%

UNITED STATES — 0.8%
DTE Energy, 6.500%	286	15,253
Mandatory Exchangeable Trust, 5.750%(A)	43	6,937

Total Convertible Preferred Stock (Cost $23,316)		22,190

SHORT-TERM INVESTMENT — 8.0%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (B) (Cost $219,485)	219,485	219,485

Total Investments — 94.1% (Cost $2,400,011)		$2,564,886

Percentages are based upon Net Assets of $2,726,474.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $6,937 and represents 0.3% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE
INCOME OPPORTUNITY FUND
October 31, 2018

TSX — Toronto Stock Exchange

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,123,121	$—	$—	$1,123,121
Corporate Obligations	—	920,733	—	920,733
Preferred Stock	197,870	—	—	197,870
Exchange Traded Funds	81,487	—	—	81,487
Convertible Preferred Stock	15,253	6,937	—	22,190
Short-Term Investment	219,485	—	—	219,485

Total Investments in Securities	$1,637,216	$927,670	$—	$2,564,886

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING
MARKETS FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 88.9%

	Shares	Value
BRAZIL — 5.3%

Ambev	576,209	$2,514,479

BB Seguridade Participacoes	563,997	4,035,803

Cielo	476,900	1,695,388

Vale	397,523	6,013,851

		14,259,521

CHILE — 3.3%

Banco de Chile	24,146,150	3,344,704

Cia Cervecerias Unidas	118,787	1,476,652

Enel Americas	26,724,691	4,211,796

		9,033,152

CHINA — 12.8%

Anhui Conch Cement, Cl H	979,314	5,057,698

China Construction Bank, Cl H	4,861,958	3,856,359

China Overseas Land & Investment	1,521,353	4,762,746

China Resources Gas Group	941,532	3,601,905

China Resources Land	1,279,093	4,338,701

CT Environmental Group	10,273,726	465,085

Industrial & Commercial Bank of China, Cl H	5,802,239	3,921,457

NetEase ADR	22,107	4,594,940

Tencent Holdings	114,278	3,890,898

		34,489,789

EGYPT — 2.1%

Commercial International Bank Egypt SAE	1,273,432	5,705,572

HONG KONG — 8.7%

AIA Group	666,736	5,046,038

ASM Pacific Technology	488,221	4,214,840

BOC Hong Kong Holdings	1,026,305	3,834,599

CNOOC	3,927,831	6,741,768

Samsonite International (A)	1,254,417	3,599,154

		23,436,399

COMMON STOCK — continued

	Shares	Value
INDIA — 1.4%

Reliance Industries GDR (A)	134,201	$3,831,439

INDONESIA — 5.5%

Bank Central Asia	1,610,929	2,506,066

Bank Mandiri Persero	5,060,520	2,280,188

Perusahaan Gas Negara Persero	35,519,726	5,186,896

Telekomunikasi Indonesia Persero	18,786,656	4,757,680

		14,730,830

LUXEMBOURG — 1.7%

Tenaris ADR	157,292	4,597,645

MALAYSIA — 2.1%

Public Bank	959,169	5,638,800

MEXICO — 8.8%

Alsea	1,366,813	3,500,258

Arca Continental	655,746	3,292,732

Fomento Economico Mexicano ADR	52,297	4,448,906

Genomma Lab Internacional, Cl B *	3,277,071	2,084,342

Grupo Aeroportuario del Centro Norte, Cl B	870,283	4,558,079

Kimberly-Clark de Mexico, Cl A	1,801,418	2,595,720

Wal-Mart de Mexico	1,335,038	3,413,628

		23,893,665

PERU — 1.8%

Credicorp	21,972	4,959,300

PHILIPPINES — 1.7%

Ayala Land	6,245,475	4,628,223

SOUTH AFRICA — 7.5%

AVI	688,700	4,668,361

Bidvest Group	305,059	3,800,081

Clicks Group	241,588	3,078,701

MTN Group	722,340	4,186,414

Sanlam	871,359	4,386,180

		20,119,737

SOUTH KOREA — 7.4%

Coway	63,276	3,903,561

Hankook Tire	109,880	3,991,955

Hanon Systems	518,746	4,984,659

Kolmar Korea	57,265	2,723,675

Samsung Electronics	114,707	4,267,980

		19,871,830

TAIWAN — 7.4%

Catcher Technology	515,616	5,190,653

Giant Manufacturing	942,552	3,594,388

Sinbon Electronics	536,120	1,476,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING
MARKETS FUND
October 31, 2018

COMMON STOCK — continued

	Shares	Value

TAIWAN — continued
Taiwan Semiconductor Manufacturing	727,347	$5,500,411

Tripod Technology	1,701,845	4,108,452

		19,870,083

THAILAND — 5.4%

Central Pattana NVDR	963,871	2,297,008

Central Pattana	610,141	1,454,031

Kasikornbank NVDR	351,040	2,112,594

Siam Cement NVDR	173,686	2,190,068

Siam Cement	79,432	1,001,586

Thai Union Group NVDR	5,651,534	2,830,029

Tisco Financial Group NVDR	1,186,114	2,817,691

		14,703,007

TURKEY — 3.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi ‡	8,131,933	2,429,570

Enka Insaat ve Sanayi	2,246,899	1,877,240

TAV Havalimanlari Holding	1,000,549	4,163,584

		8,470,394

UNITED KINGDOM — 2.1%

Randgold Resources	70,719	5,559,172

UNITED STATES — 0.8%

HDFC Bank ADR	24,011	2,134,818

Total Common Stock (Cost $238,031,594)		239,933,376

PARTICIPATORY NOTES — 5.1%

INDIA — 5.1%
JPMorgan (convertible to Bharat Forge) 04/22/2019*	240,021	1,879,347
JPMorgan (convertible to HCL Technologies) 09/14/2021*	270,315	3,819,844
JPMorgan (convertible to Reliance Industries) 05/22/2019*	52,965	752,459
JPMorgan (convertible to Tata Consultancy Services) 12/28/2020*	105,906	2,747,793
JPMorgan (convertible to Titan) 05/20/2019*	404,060	4,568,494

Total Participation Notes (Cost $9,255,847)		13,767,937

EXCHANGE TRADED FUNDS — 3.5%

	Shares	Value

UNITED STATES — 3.5%
Invesco India Exchange-Traded Fund Trust*	285,434	$6,293,820
iShares MSCI India ETF	103,190	3,115,306

Total Exchange Traded Funds (Cost $10,151,182)		9,409,126

PREFERRED STOCK — 1.6%

BRAZIL — 1.6%
Banco Bradesco, 3.260% (Cost $2,776,724)	465,399	$4,264,438

SHORT-TERM INVESTMENT — 1.3%

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (B) (Cost $3,644,269)	3,644,269	3,644,269

Total Investments — 100.4% (Cost $263,859,616)		$271,019,146

Percentages are based upon Net Assets of $269,962,952.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $7,430,593 and represents 2.8% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2018.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING
MARKETS FUND
October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$14,259,521	$–	$–	$14,259,521
Chile	9,033,152	–	–	9,033,152
China	34,489,789	–	–	34,489,789
Egypt	5,705,572	–	–	5,705,572
Hong Kong	23,436,399	–	–	23,436,399
India	3,831,439	–	–	3,831,439
Indonesia	14,730,830	–	–	14,730,830
Luxembourg	4,597,645	–	–	4,597,645
Malaysia	5,638,800	–	–	5,638,800
Mexico	23,893,665	–	–	23,893,665
Peru	4,959,300	–	–	4,959,300
Philippines	4,628,223	–	–	4,628,223
South Africa	20,119,737	–	–	20,119,737
South Korea	19,871,830	–	–	19,871,830
Taiwan	19,870,083	–	–	19,870,083
Thailand	14,703,007	–	–	14,703,007
Turkey	8,470,394	–	–	8,470,394
United Kingdom	5,559,172	–	–	5,559,172
United States	2,134,818	–	–	2,134,818

Total Common Stock	239,933,376	–	–	239,933,376

Participatory Notes
India	–	13,767,937	–	13,767,937
Exchange Traded Funds
United States	9,409,126	–	–	9,409,126
Preferred Stock
Brazil	4,264,438	–	–	4,264,438
Short-Term Investment	3,644,269	–	–	3,644,269

Total Investments in Securities	$257,251,209	$13,767,937	$–	$271,019,146

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2018, there were transfers of $4,628,223 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 95.4%

	Face Amount	Value

COMMUNICATION SERVICES — 13.2%

AMC Entertainment Holdings
5.875%, 02/15/22	$245,000	$246,225

Cable One
5.750%, 06/15/22 (A)	185,000	187,775

CCO Holdings
5.125%, 05/01/23 (A)	130,000	129,350
5.125%, 02/15/23 (A)	425,000	422,875

CenturyLink
6.750%, 12/01/23	125,000	127,500
6.450%, 06/15/21	400,000	409,000
5.800%, 03/15/22	125,000	124,537
5.625%, 04/01/20	145,000	146,813

Cinemark USA
4.875%, 06/01/23	205,000	200,131

Clear Channel International BV
8.750%, 12/15/20 (A)	275,000	280,500

Clear Channel Worldwide Holdings
7.625%, 03/15/20	250,000	249,687

Cogent Communications Group
5.375%, 03/01/22 (A)	240,000	241,500

Consolidated Communications
6.500%, 10/01/22	195,000	179,498

CSC Holdings
6.750%, 11/15/21	455,000	476,453

DISH DBS
6.750%, 06/01/21	425,000	429,250
5.875%, 07/15/22	150,000	141,750
5.125%, 05/01/20	460,000	461,150

Frontier Communications
8.500%, 04/15/20	205,000	206,025
7.125%, 03/15/19	270,000	270,675

Inmarsat Finance
4.875%, 05/15/22 (A)	260,000	254,675

Intelsat Jackson Holdings
9.500%, 09/30/22 (A)	120,000	139,200
8.000%, 02/15/24 (A)	240,000	251,100

Level 3 Financing
5.375%, 08/15/22	250,000	250,625

Live Nation Entertainment
5.375%, 06/15/22 (A)	100,000	100,750

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES — continued

Nexstar Broadcasting
6.125%, 02/15/22 (A)	$120,000	$122,250

Sinclair Television Group
6.125%, 10/01/22	125,000	126,250

Sirius XM Radio
3.875%, 08/01/22 (A)	180,000	173,250

Sprint
7.875%, 09/15/23	365,000	389,637
7.250%, 09/15/21	500,000	522,500

Sprint Communications
11.500%, 11/15/21	60,000	70,350
9.250%, 04/15/22	120,000	134,700
7.000%, 08/15/20	125,000	129,375
6.000%, 11/15/22	255,000	257,391

TEGNA
6.375%, 10/15/23	285,000	291,413

Townsquare Media
6.500%, 04/01/23 (A)	210,000	193,200

Zayo Group
6.000%, 04/01/23	260,000	265,200

		8,602,560

CONSUMER DISCRETIONARY — 19.4%

1011778 BC ULC
4.625%, 01/15/22 (A)	255,000	252,737

ADT Security
6.250%, 10/15/21	185,000	190,550
5.250%, 03/15/20	185,000	186,850

Ahern Rentals
7.375%, 05/15/23 (A)	150,000	138,750

Altice Luxembourg
7.750%, 05/15/22 (A)	475,000	442,344

Altice US Finance I
5.375%, 07/15/23 (A)	255,000	254,952

APX Group
7.875%, 12/01/22	280,000	281,400

Beazer Homes USA
8.750%, 03/15/22	150,000	151,125

Boyd Gaming
6.875%, 05/15/23	190,000	197,362

Builders FirstSource
5.625%, 09/01/24 (A)	80,000	74,600

Cablevision Systems
5.875%, 09/15/22	225,000	226,125

Carrols Restaurant Group
8.000%, 05/01/22	175,000	181,781

Diamond Resorts International
7.750%, 09/01/23 (A)	215,000	220,106

Eldorado Resorts
7.000%, 08/01/23	240,000	252,000

Great Lakes Dredge & Dock
8.000%, 05/15/22	295,000	300,900

Griffon
5.250%, 03/01/22	360,000	337,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Group 1 Automotive
5.250%, 12/15/23 (A)	$210,000	$202,125

Herc Rentals
7.500%, 06/01/22 (A)	193,000	200,720

Hertz
7.375%, 01/15/21	220,000	215,600
5.875%, 10/15/20	135,000	132,131

International Game Technology
6.250%, 02/15/22 (A)	300,000	309,750

KB Home
8.000%, 03/15/20	135,000	141,244
7.500%, 09/15/22	160,000	168,800

Lennar
6.625%, 05/01/20	180,000	185,850
4.750%, 11/15/22	125,000	123,775

M/I Homes
6.750%, 01/15/21	150,000	150,375

Manitowoc
12.750%, 08/15/21 (A)	95,000	102,481

Marriott Ownership Resorts
5.625%, 04/15/23 (A)	180,000	180,450

MasTec
4.875%, 03/15/23	260,000	253,500

Mattel
2.350%, 08/15/21	95,000	85,263

Mclaren Finance
5.750%, 08/01/22 (A)	210,000	198,450

Mediacom Broadband
5.500%, 04/15/21	121,000	121,514

Meritage Homes
7.150%, 04/15/20	145,000	148,625

Meritor
6.250%, 02/15/24	575,000	566,375

MGM Resorts International
7.750%, 03/15/22	335,000	359,706
6.750%, 10/01/20	145,000	151,076
6.625%, 12/15/21	175,000	183,258

Midas Intermediate Holdco II
7.875%, 10/01/22 (A)	175,000	154,437

NCL
4.750%, 12/15/21 (A)	274,000	273,658

Nexstar Broadcasting
5.875%, 11/15/22	255,000	258,876

Party City Holdings
6.125%, 08/15/23 (A)	225,000	224,438

Penske Automotive Group
3.750%, 08/15/20	275,000	272,250

Prime Security Services Borrower
9.250%, 05/15/23 (A)	373,000	394,149

PulteGroup
4.250%, 03/01/21	215,000	214,484

Scientific Games International
10.000%, 12/01/22	250,000	261,250
6.625%, 05/15/21	190,000	183,825

Service International
4.500%, 11/15/20	250,000	249,531

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Shea Homes
5.875%, 04/01/23 (A)	$215,000	$203,175

Taylor Morrison Communities
6.625%, 05/15/22	255,000	256,275

Tempur Sealy International
5.625%, 10/15/23	155,000	151,125

Titan International
6.500%, 11/30/23	335,000	312,388

United Rentals North America
4.625%, 07/15/23	225,000	223,031

WESCO Distribution
5.375%, 12/15/21	100,000	99,875

William Lyon Homes
7.000%, 08/15/22	175,000	174,781

WMG Acquisition
5.625%, 04/15/22 (A)	75,000	75,844
5.000%, 08/01/23 (A)	65,000	64,187

Wyndham Destinations
4.250%, 03/01/22	340,000	328,168

XPO Logistics
6.500%, 06/15/22 (A)	319,000	326,975

		12,572,872

CONSUMER STAPLES — 0.9%

B&G Foods
4.625%, 06/01/21	260,000	258,375

Performance Food Group
5.500%, 06/01/24 (A)	145,000	139,200

Spectrum Brands Holdings
7.750%, 01/15/22	160,000	163,800

		561,375

ENERGY — 11.5%

Antero Resources
5.625%, 06/01/23	165,000	165,000
5.375%, 11/01/21	270,000	270,337

Archrock Partners
6.000%, 04/01/21	305,000	301,950

Ascent Resources Utica Holdings
10.000%, 04/01/22 (A)	117,000	128,846

Blue Racer Midstream
6.125%, 11/15/22 (A)	410,000	418,200

Calpine
6.000%, 01/15/22 (A)	250,000	251,250
5.875%, 01/15/24 (A)	140,000	140,000

Carrizo Oil & Gas
7.500%, 09/15/20	81,000	81,138
6.250%, 04/15/23	100,000	98,250

Chesapeake Energy
6.875%, 11/15/20	165,000	172,425
5.686%, VAR ICE LIBOR USD 3 Month+3.250%, 04/15/19	345,000	345,862

CNX Resources
5.875%, 04/15/22	225,000	220,923

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued

Crestwood Midstream Partners
6.250%, 04/01/23	$295,000	$300,900

DCP Midstream Operating
5.350%, 03/15/20 (A)	155,000	156,744
4.750%, 09/30/21 (A)	175,000	175,438
2.700%, 04/01/19	200,000	198,500

Energy Transfer Equity
7.500%, 10/15/20	285,000	301,744

Forum Energy Technologies
6.250%, 10/01/21	315,000	308,700

Gulfport Energy
6.625%, 05/01/23	65,000	65,000

Laredo Petroleum
6.250%, 03/15/23	110,000	108,075

Nabors Industries
5.000%, 09/15/20	110,000	109,392
4.625%, 09/15/21	255,000	245,410

NGL Energy Partners
5.125%, 07/15/19	200,000	200,500

NRG Energy
6.250%, 05/01/24	230,000	234,802

NuStar Logistics
4.800%, 09/01/20	130,000	129,675
4.750%, 02/01/22	175,000	173,031

Oasis Petroleum
6.875%, 03/15/22	195,000	196,219

Precision Drilling
6.500%, 12/15/21	87,878	88,538

Pride International
6.875%, 08/15/20	105,000	108,675

QEP Resources
6.800%, 03/01/20	100,000	103,000

Range Resources
5.750%, 06/01/21	205,000	208,075

SESI
7.125%, 12/15/21	215,000	213,388

SM Energy
6.125%, 11/15/22	185,000	187,313

Summit Midstream Holdings
5.500%, 08/15/22	395,000	391,050

Sunoco
4.875%, 01/15/23 (A)	95,000	91,556

Transocean
9.000%, 07/15/23 (A)	215,000	225,481

W/S Packaging Holdings
9.000%, 04/15/23 (A)	180,000	183,600

Whiting Petroleum
5.750%, 03/15/21	165,000	166,031

		7,465,018

FINANCIALS — 6.0%

Ally Financial
8.000%, 03/15/20	135,000	142,087
4.250%, 04/15/21	340,000	339,575

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

American Midstream Partners
9.500%, 12/15/21 (A)	$115,000	$112,700

Denbury Resources
9.000%, 05/15/21 (A)	180,000	187,425

Fiat Chrysler Automobiles
4.500%, 04/15/20	260,000	260,650

Ladder Capital Finance Holdings LLLP
5.250%, 03/15/22 (A)	210,000	208,950

Laredo Petroleum
5.625%, 01/15/22	260,000	254,150

Nationstar Mortgage
6.500%, 07/01/21	395,000	394,791

Navient
8.000%, 03/25/20	154,000	160,738
7.250%, 01/25/22	185,000	192,400
6.625%, 07/26/21	215,000	221,181
5.875%, 03/25/21	220,000	222,200

Oxford Finance
6.375%, 12/15/22 (A)	140,000	141,925

Solera
10.500%, 03/01/24 (A)	200,000	217,006

Springleaf Finance
7.750%, 10/01/21	250,000	264,063
6.125%, 05/15/22	175,000	175,875
6.000%, 06/01/20	200,000	204,250

Starwood Property Trust
5.000%, 12/15/21	175,000	174,125

		3,874,091

HEALTH CARE — 10.5%

Acadia Healthcare
6.500%, 03/01/24	185,000	188,052
6.125%, 03/15/21	200,000	200,750

Bausch Health
7.500%, 07/15/21 (A)	152,000	154,280
6.500%, 03/15/22 (A)	340,000	351,900
5.875%, 05/15/23 (A)	350,000	333,813
5.625%, 12/01/21 (A)	365,000	359,069

CHS
5.125%, 08/01/21	200,000	189,500

DaVita
5.750%, 08/15/22	155,000	156,937

DJO Finance
8.125%, 06/15/21 (A)	165,000	166,105

Eagle Holding II
7.625% cash/0% PIK, 05/15/22 (A)	110,000	110,550

HCA
7.500%, 02/15/22	250,000	271,250
6.500%, 02/15/20	180,000	185,850
5.875%, 03/15/22	140,000	146,475

HCA Healthcare
6.250%, 02/15/21	460,000	477,825

Jaguar Holding II
6.375%, 08/01/23 (A)	210,000	209,937

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued

Kinetic Concepts
12.500%, 11/01/21 (A)	$120,000	$129,600
7.875%, 02/15/21 (A)	290,000	296,525

LifePoint Health
5.500%, 12/01/21	335,000	340,025

Mallinckrodt International Finance
4.875%, 04/15/20 (A)	170,000	167,875

MPH Acquisition Holdings
7.125%, 06/01/24 (A)	140,000	142,215

Ortho-Clinical Diagnostics
6.625%, 05/15/22 (A)	140,000	134,540

Prestige Brands
6.375%, 03/01/24 (A)	195,000	192,563
5.375%, 12/15/21 (A)	199,000	196,512

Select Medical
6.375%, 06/01/21	280,000	282,450

Tenet Healthcare
7.500%, 01/01/22 (A)	235,000	244,988
6.000%, 10/01/20	250,000	256,013
4.750%, 06/01/20	155,000	155,388

Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/21	220,000	205,172

Universal Hospital Services
7.625%, 08/15/20	330,000	330,412

Vizient
10.375%, 03/01/24 (A)	230,000	250,125

		6,826,696

INDUSTRIALS — 12.0%

Air Canada
7.750%, 04/15/21 (A)	305,000	326,319

American Airlines Group
5.500%, 10/01/19 (A)	200,000	202,190
4.625%, 03/01/20 (A)	235,000	235,000

American Axle & Manufacturing
6.625%, 10/15/22	169,000	171,535

Ardagh Packaging Finance
7.250%, 05/15/24 (A)	250,000	251,250

ATS Automation Tooling Systems
6.500%, 06/15/23 (A)	250,000	256,250

BCD Acquisition
9.625%, 09/15/23 (A)	230,000	242,650

Bombardier
8.750%, 12/01/21 (A)	110,000	118,250
7.750%, 03/15/20 (A)	275,000	285,312
6.000%, 10/15/22 (A)	225,000	220,781
5.750%, 03/15/22 (A)	260,000	257,075

Century Communities
6.875%, 05/15/22	170,000	169,150

Cleaver-Brooks
7.875%, 03/01/23 (A)	255,000	256,275

Cloud Crane
10.125%, 08/01/24 (A)	275,000	296,313

Covanta Holding
6.375%, 10/01/22	265,000	270,631

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
5.875%, 03/01/24	$190,000	$189,525

CPG Merger
8.000%, 10/01/21 (A)	315,000	315,000

DAE Funding
4.500%, 08/01/22 (A)	210,000	204,750
4.000%, 08/01/20 (A)	140,000	138,775

FTI Consulting
6.000%, 11/15/22	145,000	147,987

Gates Global
6.000%, 07/15/22 (A)	141,000	140,295

GFL Environmental
5.625%, 05/01/22 (A)	125,000	118,750

Grinding Media
7.375%, 12/15/23 (A)	165,000	169,538

Icahn Enterprises
6.250%, 02/01/22	355,000	358,394
6.000%, 08/01/20	315,000	317,756

IHO Verwaltungs
4.125% cash/0% PIK, 09/15/21 (A)	200,000	194,000

Moog
5.250%, 12/01/22 (A)	155,000	154,613

New Enterprise Stone & Lime
10.125%, 04/01/22 (A)	85,000	88,825

Nielsen Finance
5.000%, 04/15/22 (A)	235,000	228,831

Nielsen Luxembourg SARL
5.500%, 10/01/21 (A)	175,000	175,875

RR Donnelley & Sons
7.875%, 03/15/21	84,000	87,150

StandardAero Aviation Holdings
10.000%, 07/15/23 (A)	190,000	204,558

United Continental Holdings
6.000%, 12/01/20	320,000	331,600

Welbilt
9.500%, 02/15/24	145,000	156,600

Williams Scotsman International
7.875%, 12/15/22 (A)	130,000	133,575

Zachry Holdings
7.500%, 02/01/20 (A)	165,000	163,969

Zekelman Industries
9.875%, 06/15/23 (A)	235,000	250,275

		7,829,622

INFORMATION TECHNOLOGY — 7.1%

Advanced Micro Devices
7.500%, 08/15/22	185,000	202,575

Alliance Data Systems MTN
5.875%, 11/01/21 (A)	285,000	289,930

Amkor Technology
6.375%, 10/01/22	130,000	130,812

CommScope
5.000%, 06/15/21 (A)	250,000	249,188

Dell International
7.125%, 06/15/24 (A)	215,000	227,538

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued
5.875%, 06/15/21 (A)	$420,000	$425,784

EMC
2.650%, 06/01/20	315,000	306,459

Exela Intermediate
10.000%, 07/15/23 (A)	315,000	327,506

First Data
7.000%, 12/01/23 (A)	390,000	404,430
5.750%, 01/15/24 (A)	140,000	140,875

Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	290,000	314,650

Harland Clarke Holdings
8.375%, 08/15/22 (A)	90,000	81,225
6.875%, 03/01/20 (A)	90,000	88,425

Infor Software Parent

7.125% cash/0% PIK, 05/01/21 (A)	250,000	249,375

Infor US
5.750%, 08/15/20 (A)	160,000	161,800

NCR
4.625%, 02/15/21	199,000	196,015

Sabre GLBL
5.375%, 04/15/23 (A)	160,000	160,000

TIBCO Software
11.375%, 12/01/21 (A)	290,000	307,400

Unisys
10.750%, 04/15/22 (A)	320,000	358,400

		4,622,387

MATERIALS — 11.5%

AK Steel
7.625%, 10/01/21	330,000	329,587
7.500%, 07/15/23	130,000	131,950

Allegheny Technologies
7.875%, 08/15/23	160,000	168,800
5.950%, 01/15/21	280,000	280,700

American Builders & Contractors Supply
5.750%, 12/15/23 (A)	155,000	153,063

ArcelorMittal
5.500%, 03/01/21	145,000	150,094

ARD Finance
7.125% cash/0% PIK, 09/15/23	220,000	213,262

Ardagh Packaging Finance
4.250%, 09/15/22 (A)	200,000	194,000

Aruba Investments
8.750%, 02/15/23 (A)	170,000	173,400

Berry Global
5.125%, 07/15/23	215,000	213,925

Cascades
5.750%, 07/15/23 (A)	175,000	172,375
5.500%, 07/15/22 (A)	190,000	188,575

Century Aluminum
7.500%, 06/01/21 (A)	165,000	165,000

Chemours
6.625%, 05/15/23	235,000	240,288

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

Clearwater Paper
4.500%, 02/01/23	$175,000	$159,687

First Quantum Minerals
7.000%, 02/15/21 (A)	290,000	283,533

FMG Resources August 2006 Pty
4.750%, 05/15/22 (A)	150,000	144,000

Freeport-McMoRan
3.100%, 03/15/20	200,000	196,750

Graphic Packaging International
4.750%, 04/15/21	195,000	195,000

Greif
7.750%, 08/01/19	250,000	255,625

Hecla Mining
6.875%, 05/01/21	215,000	215,000

Hudbay Minerals
7.250%, 01/15/23 (A)	140,000	139,300

Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	220,000	235,400

Lundin Mining
7.875%, 11/01/22 (A)	175,000	182,280

Mercer International
7.750%, 12/01/22	74,000	76,868
6.500%, 02/01/24	170,000	171,700

Multi-Color
6.125%, 12/01/22 (A)	240,000	242,700

Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	140,000	140,959

NOVA Chemicals
5.250%, 08/01/23 (A)	195,000	188,175

Novelis
6.250%, 08/15/24 (A)	130,000	128,700

OCI
6.625%, 04/15/23 (A)	200,000	205,000

Perstorp Holding
8.500%, 06/30/21 (A)	284,000	294,650

Platform Specialty Products
6.500%, 02/01/22 (A)	215,000	217,956

Reynolds Group Issuer
5.936%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/21 (A)	270,000	272,700
5.125%, 07/15/23 (A)	155,000	151,513

Standard Industries
5.500%, 02/15/23 (A)	100,000	98,000

Steel Dynamics
5.125%, 10/01/21	150,000	150,750

Summit Materials
8.500%, 04/15/22	215,000	226,825
6.125%, 07/15/23	150,000	145,125

		7,493,215

REAL ESTATE — 3.3%

GEO Group
5.875%, 01/15/22	225,000	222,469
5.125%, 04/01/23	150,000	140,812

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued

Iron Mountain
5.750%, 08/15/24	$260,000	$255,125

iStar
6.500%, 07/01/21	195,000	196,950
6.000%, 04/01/22	170,000	170,000
5.000%, 07/01/19	96,000	96,060
4.625%, 09/15/20	55,000	54,587

Lamar Media
5.000%, 05/01/23	65,000	64,878

Realogy Group
5.250%, 12/01/21 (A)	275,000	270,188

RHP Hotel Properties
5.000%, 04/15/21	210,000	209,738

Sabra Health Care
5.500%, 02/01/21	225,000	227,953

SBA Communications
4.875%, 07/15/22	245,000	242,856

		2,151,616

Total Corporate Obligations

(Cost $63,156,973)		61,999,452

Total Investments — 95.4%

(Cost $63,156,973)		$61,999,452

Percentages are based upon Net Assets of $64,956,921.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $26,666,958 and represents 41.1% of Net Assets.

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-Kind

ULC — Unlimited Liability Corporation

USD — United States Dollar

VAR—Variable Rate

As of October 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 94.3%

	Face Amount	Value

COMMUNICATION SERVICES — 11.8%

Altice France
6.250%, 05/15/24 (A)	$5,000	$4,794

CCO Holdings
5.750%, 02/15/26 (A)	10,000	9,900
5.500%, 05/01/26 (A)	5,000	4,875
5.375%, 05/01/25 (A)	5,000	4,894
5.125%, 05/01/23 (A)	7,000	6,965

CenturyLink
7.500%, 04/01/24	25,000	26,250
5.800%, 03/15/22	10,000	9,963

Consolidated Communications
6.500%, 10/01/22	10,000	9,205

CSC Holdings
6.750%, 11/15/21	5,000	5,236

DISH DBS
7.750%, 07/01/26	5,000	4,475
6.750%, 06/01/21	5,000	5,050
5.000%, 03/15/23	5,000	4,375

Frontier Communications
11.000%, 09/15/25	5,000	3,662
10.500%, 09/15/22	10,000	8,325
8.500%, 04/01/26 (A)	5,000	4,644

Intelsat Jackson Holdings
9.750%, 07/15/25 (A)	15,000	15,712
8.000%, 02/15/24 (A)	5,000	5,231
5.500%, 08/01/23	5,000	4,475

Salem Media Group
6.750%, 06/01/24 (A)	5,000	4,475

Sirius XM Radio
6.000%, 07/15/24 (A)	16,000	16,357

Sprint
7.625%, 02/15/25	5,000	5,194
7.125%, 06/15/24	10,000	10,225

Sprint Capital
8.750%, 03/15/32	20,000	21,850

Sprint Communications
6.000%, 11/15/22	5,000	5,047

T-Mobile USA
6.500%, 01/15/26	10,000	10,525

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES — continued

Townsquare Media
6.500%, 04/01/23 (A)	$35,000	$32,200

Videotron
5.125%, 04/15/27 (A)	10,000	9,475

		253,379

CONSUMER DISCRETIONARY — 23.2%

1011778 BC ULC
5.000%, 10/15/25 (A)	10,000	9,375

ACCO Brands
5.250%, 12/15/24 (A)	10,000	9,300

AECOM
5.125%, 03/15/27	15,000	13,950

Ahern Rentals
7.375%, 05/15/23 (A)	35,000	32,375

Albertsons
6.625%, 06/15/24	5,000	4,725

Altice France
7.375%, 05/01/26 (A)	10,000	9,572

Altice Luxembourg
7.750%, 05/15/22 (A)	5,000	4,656

American Axle & Manufacturing
6.500%, 04/01/27	30,000	28,537

Aramark Services
5.000%, 02/01/28 (A)	20,000	18,975

Asbury Automotive Group
6.000%, 12/15/24	10,000	9,825

Boyd Gaming
6.875%, 05/15/23	10,000	10,387

Boyne USA
7.250%, 05/01/25 (A)	10,000	10,425

Brunswick
4.625%, 05/15/21 (A)	10,000	10,002

Carrols Restaurant Group
8.000%, 05/01/22	10,000	10,388

Cedar Fair
5.375%, 04/15/27	5,000	4,775

Century Communities
5.875%, 07/15/25	5,000	4,525

Covanta Holding
6.000%, 01/01/27	10,000	9,650

EnPro Industries
5.750%, 10/15/26 (A)	10,000	9,878

Great Lakes Dredge & Dock
8.000%, 05/15/22	15,000	15,300

Group 1 Automotive
5.250%, 12/15/23 (A)	10,000	9,625

H&E Equipment Services
5.625%, 09/01/25	10,000	9,525

Hertz
5.500%, 10/15/24 (A)	15,000	11,512

Manitowoc
12.750%, 08/15/21 (A)	10,000	10,787

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

MasTec
4.875%, 03/15/23	$5,000	$4,875

Mattel
6.750%, 12/31/25 (A)	5,000	4,788

Matterhorn Merger Sub
8.500%, 06/01/26 (A)	5,000	4,600

Meritage Homes
6.000%, 06/01/25	10,000	9,725

Meritor
6.250%, 02/15/24	15,000	14,775

Mueller Water Products
5.500%, 06/15/26 (A)	15,000	14,850

Park-Ohio Industries
6.625%, 04/15/27	21,000	20,842

Party City Holdings
6.125%, 08/15/23 (A)	5,000	4,987

Penn National Gaming
5.625%, 01/15/27 (A)	10,000	9,300

Penske Automotive Group
5.500%, 05/15/26	10,000	9,500

Prime Security Services Borrower
9.250%, 05/15/23 (A)	8,000	8,454

Quad
7.000%, 05/01/22	30,000	29,775

Sonic Automotive
6.125%, 03/15/27	13,000	11,798

Stars Group Holdings BV
7.000%, 07/15/26 (A)	5,000	5,075

Tempur Sealy International
5.500%, 06/15/26	5,000	4,575

Titan International
6.500%, 11/30/23	5,000	4,663

United Rentals North America
4.875%, 01/15/28	10,000	9,009

Viking Cruises
5.875%, 09/15/27 (A)	15,000	14,213

Wabash National
5.500%, 10/01/25 (A)	10,000	9,000

Weight Watchers International
8.625%, 12/01/25 (A)	5,000	5,313

WESCO Distribution
5.375%, 12/15/21	5,000	4,994

WMG Acquisition
5.500%, 04/15/26 (A)	5,000	4,875

Wolverine World Wide
5.000%, 09/01/26 (A)	15,000	14,513

XPO Logistics
6.500%, 06/15/22 (A)	8,000	8,200

		500,768

CONSUMER STAPLES — 1.5%

Clearwater Seafoods
6.875%, 05/01/25 (A)	10,000	9,575

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — continued

Kronos Acquisition Holdings
9.000%, 08/15/23 (A)	$5,000	$4,375

Lamb Weston Holdings
4.875%, 11/01/26 (A)	10,000	9,650

Post Holdings
5.625%, 01/15/28 (A)	5,000	4,701

Spectrum Brands
5.750%, 07/15/25	5,000	4,863

		33,164

ENERGY — 3.7%

Alta Mesa Holdings
7.875%, 12/15/24	5,000	4,475

Ascent Resources Utica Holdings
7.000%, 11/01/26 (A)	10,000	9,700

Blue Racer Midstream
6.125%, 11/15/22 (A)	15,000	15,300

California Resources
8.000%, 12/15/22 (A)	5,000	4,450

Cheniere Corpus Christi Holdings
5.125%, 06/30/27	10,000	9,800

Crestwood Midstream Partners
6.250%, 04/01/23	10,000	10,200

Exterran Energy Solutions
8.125%, 05/01/25	5,000	5,037

Hess Infrastructure Partners
5.625%, 02/15/26 (A)	5,000	5,013

Newfield Exploration
5.625%, 07/01/24	5,000	5,150

Pioneer Energy Services
6.125%, 03/15/22	5,000	4,262

W/S Packaging Holdings
9.000%, 04/15/23 (A)	5,000	5,100

		78,487

FINANCIALS — 10.9%

Alliant Holdings Intermediate
8.250%, 08/01/23 (A)	5,000	5,168

Ally Financial
8.000%, 11/01/31	5,000	6,013

American Midstream Partners
9.500%, 12/15/21 (A)	5,000	4,900

Cheniere Energy Partners
5.250%, 10/01/25	10,000	9,812

Chesapeake Energy
4.875%, 04/15/22	5,000	4,750

Compass Diversified Holdings
8.000%, 05/01/26 (A)	5,000	5,100

Denbury Resources
9.000%, 05/15/21 (A)	5,000	5,206

Ensco
7.750%, 02/01/26	5,000	4,662

FirstCash
5.375%, 06/01/24 (A)	10,000	9,850

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Gulfport Energy
6.000%, 10/15/24	$5,000	$4,675

HUB International
7.000%, 05/01/26 (A)	10,000	9,760

Ladder Capital Finance Holdings LLLP
5.250%, 10/01/25 (A)	5,000	4,625

Laredo Petroleum
5.625%, 01/15/22	5,000	4,887

Liberty Mutual Group
7.800%, 03/15/37 (A)	10,000	11,450

LPL Holdings
5.750%, 09/15/25 (A)	5,000	4,856

Matador Resources
5.875%, 09/15/26 (A)	10,000	9,775

McDermott Technology Americas
10.625%, 05/01/24 (A)	5,000	4,537

Nabors Industries
5.750%, 02/01/25	10,000	9,229

Nationstar Mortgage
6.500%, 07/01/21	10,000	9,995

Nationstar Mortgage Holdings
8.125%, 07/15/23 (A)	5,000	5,088

NFP
6.875%, 07/15/25 (A)	5,000	4,850

Noble Holding International
7.875%, 02/01/26 (A)	5,000	4,963

Oasis Petroleum
6.250%, 05/01/26 (A)	5,000	4,913

Oxford Finance
6.375%, 12/15/22 (A)	5,000	5,069

Royal Bank of Scotland Group
6.125%, 12/15/22	10,000	10,341

SESI
7.750%, 09/15/24	10,000	9,825

SM Energy
6.625%, 01/15/27	5,000	5,025

Solera
10.500%, 03/01/24 (A)	20,000	21,700

Southwestern Energy
7.750%, 10/01/27	5,000	5,063
4.100%, 03/15/22	5,000	4,925

Springleaf Finance
7.125%, 03/15/26	10,000	9,475

Transocean
7.500%, 01/15/26 (A)	5,000	4,913

Whiting Petroleum
6.250%, 04/01/23	5,000	5,063

WPX Energy
5.750%, 06/01/26	5,000	4,975

		235,438

HEALTH CARE — 9.6%

AHP Health Partners
9.750%, 07/15/26 (A)	5,000	5,087

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued

Bausch Health
6.125%, 04/15/25 (A)	$5,000	$4,599

Bausch Health Companies
9.250%, 04/01/26 (A)	15,000	15,731
7.000%, 03/15/24 (A)	5,000	5,236

BioScrip
8.875%, 02/15/21	5,000	4,712

Catalent Pharma Solutions
4.875%, 01/15/26 (A)	5,000	4,687

Charles River Laboratories

International
5.500%, 04/01/26 (A)	10,000	9,975

DJO Finance
10.750%, 04/15/20	5,000	4,913
8.125%, 06/15/21 (A)	10,000	10,067

HCA
7.500%, 02/15/22	10,000	10,850
6.500%, 02/15/20	5,000	5,163
5.875%, 02/15/26	10,000	10,225
5.500%, 06/15/47	5,000	4,920
5.250%, 06/15/26	5,000	5,088
5.000%, 03/15/24	5,000	5,059

Hill-Rom Holdings
5.000%, 02/15/25 (A)	5,000	4,825

Hologic
4.375%, 10/15/25 (A)	10,000	9,375

Kinetic Concepts
12.500%, 11/01/21 (A)	5,000	5,400
7.875%, 02/15/21 (A)	10,000	10,225

LifePoint Health
5.875%, 12/01/23	5,000	5,238

Polaris Intermediate
8.500% cash/0% PIK, 12/01/22 (A)	10,000	10,250

Prestige Brands
6.375%, 03/01/24 (A)	10,000	9,875

Tenet Healthcare
8.125%, 04/01/22	5,000	5,206
7.500%, 01/01/22 (A)	5,000	5,213
7.000%, 08/01/25	5,000	4,904
6.000%, 10/01/20	5,000	5,120

Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	5,000	4,075

Universal Hospital Services
7.625%, 08/15/20	20,000	20,025

		206,043

INDUSTRIALS — 9.6%

APX Group
8.750%, 12/01/20	5,000	4,875

BCD Acquisition
9.625%, 09/15/23 (A)	10,000	10,550

Big River Steel
7.250%, 09/01/25 (A)	7,000	7,297

Bombardier
7.500%, 03/15/25 (A)	10,000	9,997

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
6.000%, 10/15/22 (A)	$5,000	$4,906

Brand Industrial Services
8.500%, 07/15/25 (A)	20,000	19,700

Cleaver-Brooks
7.875%, 03/01/23 (A)	10,000	10,050

Cloud Crane
10.125%, 08/01/24 (A)	10,000	10,775

CPG Merger
8.000%, 10/01/21 (A)	25,000	25,000

FXI Holdings
7.875%, 11/01/24 (A)	5,000	4,662

Garda World Security
8.750%, 05/15/25 (A)	5,000	4,700

Gates Global
6.000%, 07/15/22 (A)	15,000	14,925

GFL Environmental
5.625%, 05/01/22 (A)	5,000	4,750

HD Supply
5.375%, 10/15/26 (A)	10,000	9,562

Hulk Finance
7.000%, 06/01/26 (A)	5,000	4,625

Novelis
5.875%, 09/30/26 (A)	5,000	4,713

StandardAero Aviation Holdings
10.000%, 07/15/23 (A)	15,000	16,149

Weekley Homes
6.625%, 08/15/25	5,000	4,725

Williams Scotsman International
7.875%, 12/15/22 (A)	15,000	15,413

XPO CNW
6.700%, 05/01/34	10,000	10,004

Zachry Holdings
7.500%, 02/01/20 (A)	10,000	9,938

		207,316

INFORMATION TECHNOLOGY — 10.9%

ACI Worldwide
5.750%, 08/15/26 (A)	10,000	10,000

Advanced Micro Devices
7.000%, 07/01/24	30,000	31,238

Anixter
6.000%, 12/01/25 (A)	5,000	5,012

Ascend Learning
6.875%, 08/01/25 (A)	5,000	4,975

Change Healthcare Holdings
5.750%, 03/01/25 (A)	10,000	9,775

Dell
6.500%, 04/15/38	10,000	9,400

Entegris
4.625%, 02/10/26 (A)	5,000	4,645

Exela Intermediate
10.000%, 07/15/23 (A)	5,000	5,199

First Data
7.000%, 12/01/23 (A)	10,000	10,370
5.750%, 01/15/24 (A)	5,000	5,031

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	$17,000	$18,445

GTT Communications
7.875%, 12/31/24 (A)	8,000	7,520

Infor Software Parent
7.125% cash/0% PIK, 05/01/21 (A)	20,000	19,950

Infor US
6.500%, 05/15/22	10,000	9,975

Lexmark International
7.125%, 03/15/20	5,000	4,375

Nuance Communications
5.625%, 12/15/26	6,000	5,880

Qorvo
5.500%, 07/15/26 (A)	10,000	10,025

Rackspace Hosting
8.625%, 11/15/24 (A)	10,000	9,400

RP Crown Parent
7.375%, 10/15/24 (A)	15,000	15,375

TIBCO Software
11.375%, 12/01/21 (A)	15,000	15,900

Unisys
10.750%, 04/15/22 (A)	20,000	22,400

		234,890

MATERIALS — 9.0%

Allegheny Technologies
7.875%, 08/15/23	20,000	21,100

Aruba Investments
8.750%, 02/15/23 (A)	15,000	15,300

Ball
4.875%, 03/15/26	15,000	14,793

BWAY Holding
7.250%, 04/15/25 (A)	15,000	14,250

Compass Minerals International
4.875%, 07/15/24 (A)	5,000	4,650

IAMGOLD
7.000%, 04/15/25 (A)	5,000	4,956

Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	5,000	5,350

Kraton Polymers
7.000%, 04/15/25 (A)	15,000	14,062

Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	5,000	5,034

Owens-Brockway Glass Container
6.375%, 08/15/25 (A)	10,000	10,050

Platform Specialty Products
6.500%, 02/01/22 (A)	10,000	10,138

PolyOne
5.250%, 03/15/23	10,000	10,000

Rain CII Carbon
7.250%, 04/01/25 (A)	20,000	20,150

TMS International
7.250%, 08/15/25 (A)	20,000	19,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC
HIGH YIELD FUND
October 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

Trinseo Materials Operating SCA
5.375%, 09/01/25 (A)	$5,000	$4,622

Tronox
6.500%, 04/15/26 (A)	5,000	4,563

Tronox Finance
5.750%, 10/01/25 (A)	5,000	4,381

United States Steel
6.875%, 08/15/25	10,000	9,800

		193,099

REAL ESTATE — 3.1%

CTR Partnership
5.250%, 06/01/25	10,000	9,750

ESH Hospitality
5.250%, 05/01/25 (A)	5,000	4,731

GEO Group
6.000%, 04/15/26	5,000	4,575
5.875%, 01/15/22	5,000	4,944

Iron Mountain
5.250%, 03/15/28 (A)	5,000	4,487

iStar
5.250%, 09/15/22	10,000	9,675

Kennedy-Wilson
5.875%, 04/01/24	20,000	19,200

RHP Hotel Properties
5.000%, 04/15/23	5,000	4,950

WeWork
7.875%, 05/01/25 (A)	5,000	4,588

		66,900

UTILITIES — 1.0%

Dynegy
7.625%, 11/01/24	5,000	5,287

NRG Energy
7.250%, 05/15/26	10,000	10,625
6.625%, 01/15/27	5,000	5,175

		21,087

Total Corporate Obligations

(Cost $2,070,064)		2,030,571

COMMON STOCK — 1.2%

	Shares

CONSUMER DISCRETIONARY — 0.4%
Covanta Holding	250	3,673
WESCO International *	100	5,018

		8,691

ENERGY — 0.4%
Approach Resources *	3,520	5,878
Light Tower Rentals (B)*	5	2,790

		8,668

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 0.4%
CIT Group	95	$4,501
EP Energy, Cl A *	2,000	3,600
Halcon Resources *	321	1,066

		9,167

Total Common Stock

(Cost $40,931)		26,526

WARRANTS — 0.0%

	Number of Warrants

Halcon Resources, 09/09/20* (Cost $–)	87	4

Total Investments — 95.5%

(Cost $2,110,995)		$2,057,101

Percentages are based upon Net Assets of $2,154,635.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $1,192,250 and represents 55.3% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
*	Non-income producing security.

Cl — Class

LLLP — Limited Liability Limited Partnership

PIK — Payment-in-Kind

ULC — Unlimited Liability Corporation

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Corporate Obligations	$—	$2,030,571	$—	$2,030,571
Common Stock	23,736	—	2,790	26,526
Warrant	4	—	—	4

Total Investments in Securities	$23,740	$2,030,571	$2,790	$2,057,101

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
October 31, 2018

Sector Weightings† (Unaudited)

	Long	Short	Net
Convertible Bonds	99.3%	0.0%	99.3%
Short-Term Investment	0.7	0.0	0.7
Real Estate	0.0	(0.3)	(0.3)
Financial Services	0.0	(1.6)	(1.6)
Consumer Discretionary	0.0	(4.6)	(4.6)
Information Technology	0.0	(6.0)	(6.0)
Health Care	0.0	(7.3)	(7.3)

Total Investments			80.2

Other Assets and Liabilities, Net			19.8

			100.0%

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 95.3%

	Face Amount		Value

AUSTRIA — 0.4%

ams
0.875%, 09/28/22		$200,000	$151,703

BELGIUM — 1.2%

Bekaert
4.911%, 06/09/21 (A)	EUR	400,000	399,008

CANADA — 3.2%

Canadian Solar
4.250%, 02/15/19		$500,000	493,227

SSR Mining
2.875%, 02/01/33		500,000	489,063

Tilray
5.000%, 10/01/23 (B)		100,000	83,250

			1,065,540

CHINA — 15.2%

China Evergrande Group
4.250%, 02/14/23	HKD	5,000,000	537,398

CIFI Holdings Group
4.063%, 02/12/19 (A)		2,000,000	254,415

Cindai Capital
1.653%, 02/08/23 (A)		$200,000	183,100

Ctrip.com International
1.250%, 09/15/22		500,000	483,238

Future Land Development Holdings
2.250%, 02/10/19	HKD	3,000,000	379,304

Haitian International Holdings
2.000%, 02/13/19		$250,000	242,399

Harvest International
1.420%, 11/21/22 (A)	HKD	4,000,000	479,589

Powerlong Real Estate Holdings
0.462%, 02/11/19 (A)		2,000,000	251,680

Smart Insight International
4.757%, 01/27/19 (A)		6,000,000	752,334

Vipshop Holdings
1.500%, 03/15/19		$400,000	389,000

Weibo
1.250%, 11/15/22 (B)(C)		400,000	355,854

CONVERTIBLE BONDS — continued

	Face Amount		Value

Zhejiang Expressway
0.633%, 04/21/22 (A)	EUR	300,000	$326,201

Zhongsheng Group Holdings
1.651%, 05/23/23 (A)	HKD	4,000,000	475,218

			5,109,730

GERMANY — 5.3%

MTU Aero Engines
0.125%, 05/17/23	EUR	1,000,000	1,781,083

HONG KONG — 8.1%

Bagan Capital
1.179%, 09/23/21 (A)		$600,000	574,200

China Overseas Finance Investment Cayman V
0.000%, 01/05/23 (A)		800,000	847,267

Johnson Electric Holdings
1.000%, 04/02/21		500,000	532,570

PB Issuer No. 4
3.250%, 07/03/21		500,000	494,946

Shine Power International
0.553%, 07/28/19 (A)	HKD	2,000,000	252,098

			2,701,081

ISRAEL — 1.6%

Teva Pharmaceutical Finance
0.250%, 02/01/26		$600,000	547,390

JAPAN — 0.6%

Mebuki Financial Group
3.295%, 04/24/19 (A)		200,000	194,938

NETHERLANDS — 1.2%

NXP Semiconductors
1.000%, 12/01/19 (C)		400,000	404,464

SINGAPORE — 2.1%

CapitaLand
1.850%, 06/19/20	SGD	750,000	533,114

OUE
1.500%, 04/13/23		250,000	156,626

			689,740

SOUTH AFRICA — 1.8%

Brait
2.750%, 09/18/20	GBP	500,000	587,899

SPAIN — 1.0%

Sacyr
4.000%, 05/08/19	EUR	300,000	336,335

UNITED ARAB EMIRATES — 1.2%

Aabar Investments PJSC MTN
0.500%, 03/27/20		400,000	417,230

UNITED KINGDOM — 0.8%

Helical Bar Jersey
4.000%, 06/17/19	GBP	200,000	255,649

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
October 31, 2018

CONVERTIBLE BONDS — continued

	Face Amount	Value

UNITED STATES — 51.6%

Accelerate Diagnostics
2.500%, 03/15/23 (B)	$385,000	$300,466

Akamai Technologies
3.031%, 02/15/19 (A)	500,000	495,009

Allscripts Healthcare Solutions
1.250%, 07/01/20 (C)	270,000	267,705

Arbor Realty Trust
5.250%, 07/01/21 (B)	200,000	202,205

Cardtronics
1.000%, 12/01/20 (C)	700,000	651,875

Colony Capital
3.875%, 01/15/21	650,000	615,431

Cowen
3.000%, 12/15/22 (B)(C)	490,000	516,772

Dermira
3.000%, 05/15/22 (C)	650,000	552,613

Electronics For Imaging
0.750%, 09/01/19 (C)	475,000	466,764

Encore Capital Group
3.000%, 07/01/20	800,000	735,600

Exact Sciences
1.000%, 01/15/25 (C)	500,000	584,000

Exantas Capital
6.000%, 12/01/18	400,000	400,988

EZCORP
2.125%, 06/15/19	320,000	313,280

Gogo
3.750%, 03/01/20	450,000	420,835

InterDigital
1.500%, 03/01/20 (C)	350,000	382,071

j2 Global
3.250%, 06/15/29 (C)	250,000	295,113

Jazz Investments I
1.500%, 08/15/24 (C)	900,000	896,149

KB Home
1.375%, 02/01/19 (C)	400,000	398,000

Medicines Company
2.500%, 01/15/22 (C)	800,000	772,104

Microchip Technology
1.625%, 02/15/25 (C)	1,000,000	1,302,473

National Health Investors
3.250%, 04/01/21 (C)	200,000	219,418

NuVasive
2.250%, 03/15/21 (C)	500,000	557,835

PDL BioPharma
2.750%, 12/01/21 (C)	150,000	141,900

PennyMac
5.375%, 05/01/20	500,000	492,938

PRA Group
3.000%, 08/01/20	700,000	657,294

PROS Holdings
2.000%, 06/01/47 (C)	500,000	473,074

Royal
2.875%, 06/15/19	700,000	703,860

CONVERTIBLE BONDS — continued

	Face Amount	Value

RWT Holdings
5.625%, 11/15/19	$350,000	$353,265

Sarepta Therapeutics
1.500%, 11/15/24 (B)(C)	300,000	590,763

SolarCity
2.750%, 11/01/18	200,000	199,500
1.625%, 11/01/19	340,000	320,430

Spirit Realty Capital
2.875%, 05/15/19	250,000	248,450

SunPower
0.875%, 06/01/21	550,000	440,092

Synchronoss Technologies
0.750%, 08/15/19	200,000	190,838

Verastem
5.000%, 11/01/48	200,000	186,045

Whiting Petroleum
1.250%, 04/01/20	500,000	479,419

Wright Medical Group
1.625%, 06/15/23 (B)(C)	470,000	475,577

		17,300,151

Total Convertible Bonds

(Cost $32,352,013)		31,941,941

SHORT-TERM INVESTMENT — 0.7%

	Shares

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (D) (Cost $234,887)	234,887	234,887

Total Investments — 96.0%

(Cost $32,586,900)		$32,176,828

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (19.1)%

GERMANY — (4.4)%
MTU Aero Engines	(6,950)	(1,478,338)

UNITED STATES — (14.7)%

Allscripts Healthcare Solutions *	(5,800)	(69,078)
Cardtronics *	(2,900)	(78,764)
Cowen, Cl A *	(20,800)	(307,840)
Dermira *	(5,500)	(69,025)
Electronics For Imaging *	(700)	(21,315)
Encore Capital Group *	(5,300)	(134,673)
Exact Sciences *	(5,400)	(383,670)
InterDigital	(3,100)	(219,945)
j2 Global	(2,650)	(193,026)
Jazz Pharmaceuticals *	(2,550)	(404,991)
Medicines *	(13,100)	(304,706)
Microchip Technology	(17,600)	(1,157,728)
National Health Investors ‡	(1,400)	(102,844)
NuVasive *	(5,000)	(280,850)
NXP Semiconductors	(1,200)	(89,988)
PDL BioPharma *	(25,000)	(62,250)
PROS Holdings *	(6,000)	(197,520)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
October 31, 2018

COMMON STOCK — continued

	Shares	Value
Sarepta Therapeutics *	(3,550)	$(474,848)
Verastem *	(7,500)	(38,025)
Weibo ADR *	(1,000)	(59,010)
Wright Medical Group *	(9,700)	(261,706)

		(4,911,802)

Total Common Stock

(Proceeds $6,614,072)

		(6,390,140)

Total Securities Sold Short — (19.1)%

(Proceeds $6,614,072)		$(6,390,140)

PURCHASED OPTIONS — 0.3%(E)

Total Purchased Options

(Cost $134,041)		$103,740

Percentages are based upon Net Assets of $33,504,479.

*	Non-income producing security.
(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2018 was $2,524,887 and represents 7.5% of Net Assets.

(C)	All or portion of the shares have been committed as collateral for open short positions
(D)	The rate reported is the 7-day effective yield as of October 31, 2018.
(E)	Refer to table on the next page for details on Options Contracts.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

EUR — Euro

GBP — Great British Pounds

HKD — Hong Kong Dollar

MTN — Medium Term Note

MXEF — MSCI Emerging Markets Index

PJSC — Private Joint Stock Company

RUT — Russell 2000 Index Options

SGD — Singapore Dollar

USD — United States Dollar

A list of the open futures contracts held by the Fund at October 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
British Pound	(11)	Dec-2018	$ (904,035)	$ (879,725)	$ 24,310

Euro	(23)	Dec-2018	(3,377,462)	(3,264,706)	112,756

			$ (4,281,497)	$ (4,144,431)	$ 137,066

A summary of the outstanding forward and foreign currency contracts held by the Fund at October 31, 2018 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
U.S. Bank	11/30/18	HKD	26,740,000	USD	3,413,345	$(309)

U.S. Bank	11/30/18	SGD	956,400	USD	693,395	2,495

						$2,186

For the year ended October 31, 2018, the average forward currency contracts to deliver and to receive were $(1,060,935) and $1,057,249, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$31,941,941	$—	$31,941,941
Short-Term Investment	234,887	—	—	234,887

Total Investments in Securities	$234,887	$31,941,941	$—	$32,176,828

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(6,390,140)	$—	$—	$(6,390,140)

Total Securities Sold Short	$(6,390,140)	$—	$—	$(6,390,140)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$103,740	$—	$—	$103,740
Futures Contracts*
Unrealized Appreciation	137,066	—	—	137,066
Forwards Contracts*
Unrealized Appreciation	—	2,495	—	2,495
Unrealized Depreciation	—	(309)	—	(309)

Total Other Financial Instruments	$240,806	$2,186	$—	$242,992

* Future and Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

PURCHASED OPTIONS — 0.3%

	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option

UNITED STATES — 0.0%
March 19 Calls on MXEF*	7	$669,144	$1,125.00	03/15/2019	$2,170

Put Options

UNITED STATES — 0.3%
iShares iBoxx High Yield Corporate Bond ETF*	250	2,108,750	83.00	01/18/2019	23,750
March 19 Puts on MXEF*	3	286,776	1,000.00	03/15/2019	20,070
November 18 Puts on RUT*	15	2,267,120	1,505.00	11/30/2018	57,750

Total Put Options					$101,570

Total Purchased Options					$103,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC
CONVERTIBLES FUND
October 31, 2018

Sector Weightings† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CONVERTIBLE BONDS — 98.0%

	Face Amount		Value

ARGENTINA — 2.0%

MercadoLibre
2.000%, 08/15/28 (A)		$145,000	$139,343

CANADA — 0.3%

Tilray
5.000%, 10/01/23 (A)		25,000	20,813

FRANCE — 2.0%

Covivio
0.875%, 04/01/19	EUR	101,676	137,124

GERMANY — 5.7%

Fresenius Medical Care & KGaA
1.125%, 01/31/20		100,000	125,119

Siemens Financieringsmat
1.650%, 08/16/19		$250,000	265,250

			390,369

JAPAN — 11.6%

Daio Paper
0.000%, 09/17/20 (B)	JPY	20,000,000	184,932

Kandenko
0.000%, 03/31/21 (B)		10,000,000	97,680

Medipal Holdings
0.000%, 10/07/22 (B)		20,000,000	207,816

Sony
0.000%, 09/30/22 (B)		10,000,000	118,669

Toho Holdings
0.000%, 06/23/23 (B)		20,000,000	188,551

			797,648

MONACO — 0.7%

Endeavour Mining
3.000%, 02/15/23 (A)		$50,000	46,998

NETHERLANDS — 8.7%

NXP Semiconductors
1.000%, 12/01/19		400,000	404,464

CONVERTIBLE BONDS — continued

	Face Amount	Value

Telenor East Holding II MTN
0.250%, 09/20/19	$200,000	$194,130

		598,594

UNITED STATES — 67.0%

Accelerate Diagnostics
2.500%, 03/15/23 (A)	40,000	31,217

Akamai Technologies
0.125%, 05/01/25 (A)	215,000	209,759

Array BioPharma
2.625%, 12/01/24 (A)	25,000	32,894

Atlassian
0.625%, 05/01/23 (A)	130,000	148,923

BioMarin Pharmaceutical
1.500%, 10/15/20	200,000	235,769

Boingo Wireless
1.000%, 10/01/23 (A)	165,000	165,649

Citrix Systems
0.500%, 04/15/19	50,000	70,838

Cree
0.875%, 09/01/23 (A)	230,000	214,901

Etsy
0.000%, 03/01/23 (A) (B)	50,000	66,375

Exact Sciences
1.000%, 01/15/25	150,000	175,200

Greenbrier
2.875%, 02/01/24	95,000	99,832

IH Merger Sub
3.500%, 01/15/22	100,000	106,950

InterDigital
1.500%, 03/01/20	150,000	163,745

Jazz Investments I
1.875%, 08/15/21	200,000	210,188

Kaman
3.250%, 05/01/24	90,000	102,351

Medicines Company
2.500%, 01/15/22	160,000	154,421

Microchip Technology
1.625%, 02/15/27	115,000	108,852

NextEra Energy Partners
1.500%, 09/15/20 (A)	235,000	235,118

NuVasive
2.250%, 03/15/21	90,000	100,410

Oil States International
1.500%, 02/15/23 (A)	75,000	68,238

Patrick Industries
1.000%, 02/01/23 (A)	110,000	92,744

Royal
2.875%, 06/15/19	130,000	130,717

ServiceNow
0.000%, 06/01/22 (B)	100,000	141,128

Silicon Laboratories
1.375%, 03/01/22	120,000	129,479

Square
0.500%, 05/15/23 (A)	110,000	131,762

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC
CONVERTIBLES FUND
October 31, 2018

CONVERTIBLE BONDS — continued

	Face Amount	Value

Teladoc Health
1.375%, 05/15/25 (A)	$50,000	$72,719

Teradyne
1.250%, 12/15/23	100,000	125,579

TESARO
3.000%, 10/01/21	25,000	27,844

Tesla
1.250%, 03/01/21	305,000	341,859

Teva Pharmaceutical Finance
0.250%, 02/01/26	225,000	205,271

Twilio
0.250%, 06/01/23 (A)	80,000	99,777

Twitter
0.250%, 06/15/24 (A)	90,000	84,387

Verastem
5.000%, 11/01/48	100,000	93,022

Wright Medical Group
1.625%, 06/15/23 (A)	230,000	232,729

		4,610,647

Total Convertible Bonds

(Cost $6,880,759)		6,741,536

SHORT-TERM INVESTMENT — 4.2%

	Shares

SEI Daily Income Trust, Government Fund, Cl F, 1.960% (C)
(Cost $287,562)	287,562	287,562

Total Investments — 102.2%

(Cost $7,168,321)		$7,029,098

Percentages are based upon Net Assets of $6,875,037.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2018 was $2,094,346 and represents 30.5% of Net Assets.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	The rate shown is the 7-day effective yield as of October 31, 2018.

Cl — Class

EUR - Euro

JPY - Japanese Yen

MTN — Medium Term Note

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,741,536	$—	$6,741,536
Short-Term Investment	287,562	—	—	287,562

Total Investments in Securities	$287,562	$6,741,536	$—	$7,029,098

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
October 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $176,714,997, $6,535,013, $18,039,805 and $273,987,819, respectively)	$225,283,885	$7,812,073	$22,344,170	$315,506,104
Cash	11,264	147	–	–
Receivable for Investment Securities Sold	793,895	–	–	–
Dividends and Interest Receivable	355,719	17,070	10,682	182,008
Receivable for Capital Shares Sold	78,506	–	60,851	3,965
Receivable from Investment Adviser	–	3,157	9,399	–
Receivable for Shareholder Servicing Fee	–	–	3,036	–
Foreign Tax Reclaims Receivable	–	147	864	11,758
Prepaid Expenses	21,293	4,763	7,673	21,152

Total Assets	226,544,562	7,837,357	22,436,675	315,724,987

Liabilities:
Payable due to Investment Adviser	103,997	–	–	161,816
Payable for Capital Shares Redeemed	23,503	–	–	287,093
Payable due to Administrator	7,891	275	786	10,946
Payable for Distribution Fees — A Class Shares	2,736	–	–	–
Payable due to Trustees	2,318	82	236	3,233
Chief Compliance Officer Fees Payable	751	26	76	1,048
Payable for Pricing Fees	442	380	267	654
Payable for Shareholder Servicing Fees	–	–	–	70,498
Payable for Professional Fees	26,571	25,843	25,894	26,869
Other Accrued Expenses	18,516	7,475	7,253	22,442

Total Liabilities	186,725	34,081	34,512	584,599

Net Assets	$226,357,837	$7,803,276	$22,402,163	$315,140,388

NET ASSETS CONSIST OF:
Paid-in Capital	$156,177,813	$3,891,859	$17,209,790	$239,307,518
Total Distributable Earnings	70,180,024	3,911,417	5,192,373	75,832,870

Net Assets	$226,357,837	$7,803,276	$22,402,163	$315,140,388

Institutional Shares
Net Assets	$213,174,526	$7,803,276	$22,402,163	$315,140,388
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,304,007	745,877	1,711,058	20,326,082

Net Asset Value, Offering and Redemption Price Per Share	$13.07	$10.46	$13.09	$15.50

A Class Shares
Net Assets	$13,183,311	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,004,887	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$13.12	N/A	N/A	N/A

Maximum Offering Price Per Share	$13.81	N/A	N/A	N/A

	($13.12/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
October 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $320,349,572, $15,039,935, $2,218,576,222 and $2,400,011, respectively)	$342,127,866	$15,722,265	$2,474,050,782	$2,564,886
Foreign Currency, at Value (Cost $0, $0, $0 and $178,056, respectively)	–	–	–	173,336
Cash	–	8,208	–	–
Receivable for Investment Securities Sold	857,840	192,628	–	–
Dividends and Interest Receivable	574,224	56,332	11,860,844	9,861
Receivable for Capital Shares Sold	191,883	35,387	1,938,675	–
Receivable from Investment Adviser	–	–	–	3,804
Foreign Tax Reclaims Receivable	–	–	–	2,429
Prepaid Expenses	12,037	14,424	62,165	6,428

Total Assets	343,763,850	16,029,244	2,487,912,466	2,760,744

Liabilities:
Payable for Investment Securities Purchased	1,079,433	–	151,897	–
Payable for Capital Shares Redeemed	685,524	–	2,598,282	–
Payable due to Investment Adviser	211,165	899	1,617,110	–
Payable for Professional Fees	26,996	36,447	33,955	25,826
Payable due to Administrator	12,173	581	86,131	203
Payable for Shareholder Servicing Fees	6,573	–	–	1,042
Payable due to Trustees	3,627	170	25,021	28
Chief Compliance Officer Fees Payable	1,175	55	8,108	9
Payable for Pricing Fees	699	98	5,036	1,024
Payable for Custodian	–	–	–	24
Payable for Distribution Fees — A Class Shares	–	–	17,087	–
Other Accrued Expenses	23,117	4,142	165,129	6,114

Total Liabilities	2,050,482	42,392	4,707,756	34,270

Net Assets	$341,713,368	$15,986,852	$2,483,204,710	$2,726,474

NET ASSETS CONSIST OF:
Paid-in Capital	$306,366,877	$23,111,791	$2,117,314,218	$2,703,166
Total Distributable Earnings (Loss)	35,346,491	(7,124,939)	365,890,492	23,308

Net Assets	$341,713,368	$15,986,852	$2,483,204,710	$2,726,474

Institutional Shares
Net Assets	$341,713,368	$15,986,852	$2,408,694,733	$2,726,474
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	20,386,674	2,449,264	157,278,553	271,383

Net Asset Value, Offering and Redemption Price Per Share	$16.76	$6.53	$15.31	$10.05

A Class Shares
Net Assets	N/A	N/A	$74,509,977	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	4,869,088	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$15.30	N/A

Maximum Offering Price Per Share	N/A	N/A	$16.11	N/A

	N/A	N/A	($15.30/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
October 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund
Assets:
Investments, at Value (Cost $263,859,616, $63,156,973 and $2,110,995, respectively)	$271,019,146	$61,999,452	$2,057,101
Cash	185,256	2,410,810	101,319
Receivable for Investment Securities Sold	262,937	–	4,138
Receivable for Capital Shares Sold	183,812	3,374	–
Dividends and Interest Receivable	127,324	1,041,243	36,915
Receivable from Investment Adviser	–	–	14,013
Foreign Tax Reclaims Receivable	71,811	–	51
Prepaid Expenses	31,289	20,349	24,901

Total Assets	271,881,575	65,475,228	2,238,438

Liabilities:
Payable for Investment Securities Purchased	812,229	377,844	5,000
Payable for Capital Shares Redeemed	548,208	58,780	34,616
Payable due to Investment Adviser	243,915	27,191	–
Payable for Foreign Currency (Cost $184,727, $0 and $0, respectively)	184,727	–	–
Payable for Professional Fees	26,753	26,023	25,824
Payable due to Administrator	20,260	2,228	75
Payable due to Trustees	2,880	633	21
Payable for Distribution Fees — A Class Shares	1,218	353	–
Payable for Pricing Fees	1,180	14,808	11,411
Chief Compliance Officer Fees Payable	933	205	7
Payable for Shareholder Servicing Fees	–	–	55
Other Accrued Expenses	76,320	10,242	6,794

Total Liabilities	1,918,623	518,307	83,803

Net Assets	$269,962,952	$64,956,921	$2,154,635

NET ASSETS CONSIST OF:
Paid-in Capital	$302,344,687	$81,333,819	$2,274,292
Total Distributable Loss	(32,381,735)	(16,376,898)	(119,657)

Net Assets	$269,962,952	$64,956,921	$2,154,635

Institutional Shares
Net Assets	$269,546,638	$64,926,036	$901,176
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	31,508,612	7,119,074	96,723

Net Asset Value, Offering and Redemption Price Per Share	$8.55	$9.12	$9.32

A Class Shares
Net Assets	$416,314	$30,885	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	48,758	3,377	N/A

Net Asset Value, Offering and Redemption Price Per Share	$8.54	$9.15	N/A

Maximum Offering Price Per Share	$8.99	$9.36	N/A

	($8.54/95.00%)	($9.15/97.75%)	N/A

Ultra Shares
Net Assets	N/A	N/A	$1,253,459
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	134,640

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$9.31

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
October 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Assets:
Investments, at Value (Cost $32,586,900 and $7,168,321, respectively)	$32,176,828	$7,029,098
Foreign Currency, at Value (Cost $0 and $4,469, respectively)	–	4,361
Purchased Options, at Value (Cost $134,041 and $0 respectively)	103,740	–
Cash	19,225	–
Restricted Deposits held at Prime Broker for Securities Sold Short	6,248,948	–
Foreign Currency due from Prime Broker	1,443,277	–
Receivable for Investment Securities Sold	689,630	554,488
Cash Collateral for Futures due from Prime Broker	576,779	–
Interest Receivable	170,140	19,095
Receivable for Capital Shares Sold	36,195	1,869
Variation Margin Receivable	8,338	–
Receivable from Investment Adviser	–	8,999
Foreign Tax Reclaims Receivable	–	114
Unrealized Appreciation on Forward Foreign Currency Contracts	2,495	–
Prepaid Expenses	12,781	6,478

Total Assets	41,488,376	7,624,502

Liabilities:
Securities Sold Short, at Value (Proceeds $6,614,072 and $0 respectively)	6,390,140	–
Payable for Investment Securities Purchased	1,035,206	705,243
Payable to Prime Broker for Securities Sold Short	500,095	–
Payable for Professional Fees	25,921	36,414
Payable due to Investment Adviser	10,695	–
Variation Margin Payable	4,675	–
Payable due to Administrator	2,412	495
Payable for Shareholder Servicing Fees	1,874	–
Payable for Pricing Fees	1,024	1,021
Payable due to Trustees	320	68
Chief Compliance Officer Fees Payable	104	22
Unrealized Depreciation on Forward Foreign Currency Contracts	309	–
Other Accrued Expenses	11,122	6,202

Total Liabilities	7,983,897	749,465

Net Assets	$33,504,479	$6,875,037

NET ASSETS CONSIST OF:
Paid-in Capital	$34,288,746	$6,586,166
Total Distributable Earnings (Loss)	(784,267)	288,871

Net Assets	$33,504,479	$6,875,037

Institutional Shares
Net Assets	$6,192,561	$6,875,037
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	630,719	663,787

Net Asset Value, Offering and Redemption Price Per Share*	$9.82	$10.36

Ultra Shares
Net Assets	$27,311,918	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,781,422	N/A

Net Asset Value, Offering and Redemption Price Per Share*	$9.82	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund		Westwood SMidCap Fund
Investment Income
Dividends	$4,682,204	$541,648	$1,630,088		$4,618,173
Interest	–	42,625	–		–
Less: Foreign Taxes Withheld	–	(3,124)	–		–

Total Investment Income	4,682,204	581,149	1,630,088		4,618,173

Expenses
Investment Advisory Fees	1,315,748	198,653	871,328		2,509,331
Administration Fees	92,544	12,197	49,767		142,230
Distribution Fees - A Class	14,900	–	–		–
Trustees’ Fees	7,626	977	4,345		11,709
Chief Compliance Officer Fees	1,803	328	931		2,623
Transfer Agent Fees	47,820	19,795	24,436		34,679
Registration and Filing Fees	37,202	21,176	22,223		25,696
Professional Fees	34,521	24,960	59,703		40,321
Printing Fees	19,416	3,334	20,500		24,021
Custodian Fees	6,175	13,603	11,223		26,472
Pricing Fees	1,670	1,394	1,232		2,295
Shareholder Servicing Fees	–	–	27,342		613,724
Other Expenses	13,470	2,854	8,680		19,943

Total Expenses	1,592,895	299,271	1,101,710		3,453,044

Less:
Waiver of Investment Advisory Fees	(156,791)	(86,492)	(157,840)		(494,834)
Fees Paid Indirectly	(1,242)	(116)	(80)		(175)

Net Expenses	1,434,862	212,663	943,790		2,958,035

Net Investment Income	3,247,342	368,486	686,298		1,660,138

Net Realized Gain on Investments	21,618,565	6,583,136	32,497,087	(A)	34,140,939
Net Change in Unrealized Depreciation on Investments	(11,567,836)	(5,303,195)	(29,321,908)		(36,042,023)

Net Realized and Unrealized Gain (Loss) on Investments	10,050,729	1,279,941	3,175,179		(1,901,084)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,298,071	$1,648,427	$3,861,477		$(240,946)

(A) Includes realized gains of $26,049,454 due to in-kind redemptions (see Note 14).

Amounts designated as “—” are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund
Investment Income
Dividends	$4,955,756	$465,804	$39,298,300
Dividends from Master Limited Partnerships	–	148,030	5,592,975
Less: Return of Capital Distributions	–	(148,030)	–
Interest	–	–	26,414,516
Less: Foreign Taxes Withheld	–	(14,470)	–

Total Investment Income	4,955,756	451,334	71,305,791

Expenses
Investment Advisory Fees	2,681,264	146,306	20,294,867
Administration Fees	133,447	7,295	1,149,995
Trustees’ Fees	11,084	596	95,392
Chief Compliance Officer Fees	2,625	284	20,181
Distribution Fees - A Class	–	–	222,243
Shareholder Servicing Fees	403,663	–	–
Professional Fees	39,202	33,036	162,159
Printing Fees	34,688	3,811	157,787
Transfer Agent Fees	33,781	19,208	285,627
Registration and Filing Fees	26,088	17,981	84,229
Custodian Fees	16,221	1,688	111,103
Pricing Fees	2,407	373	–
Other Expenses	17,071	9,448	181,556

Total Expenses	3,401,541	240,026	22,765,139

Less:
Waiver of Investment Advisory Fees	(266,861)	(67,900)	–
Fees Paid Indirectly	(1,944)	(26)	(16,637)

Net Expenses	3,132,736	172,100	22,748,502

Net Investment Income	1,823,020	279,234	48,557,289

Net Realized Gain on Investments	17,485,249	105,437	102,862,984
Net Change in Unrealized Depreciation on Investments	(32,309,096)	(857,842)	(118,573,025)

Net Realized and Unrealized Loss on Investments	(14,823,847)	(752,405)	(15,710,041)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,000,827)	$(473,171)	$32,847,248

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	Westwood Worldwide Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$72,062	$9,736,476	$–
Interest	27,082	–	3,745,447
Less: Foreign Taxes Withheld	(1,302)	(973,133)	–

Total Investment Income	97,842	8,763,343	3,745,447

Expenses
Investment Advisory Fees	28,254	3,202,388	488,613
Administration Fees	3,024	271,213	29,709
Chief Compliance Officer Fees	182	2,597	660
Trustees’ Fees	131	11,828	2,468
Distribution Fees - A Class	–	1,343	555
Professional Fees	29,353	42,560	32,666
Registration and Filing Fees	17,776	38,688	33,100
Transfer Agent Fees	17,140	53,708	40,914
Custodian Fees	11,583	261,425	5,133
Printing Fees	2,434	21,352	8,409
Shareholder Servicing Fees	2,302	–	–
Pricing Fees	1,644	3,820	62,917
Other Expenses	1,024	43,206	6,691

Total Expenses	114,847	3,954,128	711,835

Less:
Advisory Waiver Recapture	–	92,570	–
Waiver of Investment Advisory Fees	(28,254)	–	(152,645)
Reimbursement of other operating expenses	(50,773)	–	–
Fees Paid Indirectly	(32)	(183)	(574)

Net Expenses	35,788	4,046,515	558,616

Net Investment Income	62,054	4,716,828	3,186,831

Net Realized Gain (Loss) on Investments	273,402	2,404,419	(113,405)
Net Realized Loss on Foreign Currency Transactions	(10,277)	(411,631)	–
Net Change in Unrealized Depreciation on Investments	(270,050)	(43,464,992)	(1,756,381)
Net Change in Unrealized Depreciation on Foreign Currency Translation and Other Assets and Liabilities Denominated in Foreign Currencies	(3,141)	(5,936)	–

Net Realized and Unrealized Loss on Investments	(10,066)	(41,478,140)	(1,869,786)

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,988	$(36,761,312)	$1,317,045

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Investment Income
Dividends	$86	$7,367	$3,177
Interest	138,204	953,928	80,992

Total Investment Income	138,290	961,295	84,169

Expenses
Investment Advisory Fees	12,205	265,656	51,568
Administration Fees	945	25,218	5,571
Chief Compliance Officer Fees	172	396	207
Trustees’ Fees	78	1,118	243
Pricing Fees	43,579	7,762	5,118
Transfer Agent Fees	36,900	38,323	18,699
Registration and Filing Fees	33,861	54,276	18,836
Professional Fees	25,745	34,553	65,657
Printing Fees	4,857	6,044	2,336
Custodian Fees	1,780	15,613	11,537
Shareholder Servicing Fees	785	6,886	–
Dividend Expense	–	20,988	–
Other Expenses	1,437	3,831	1,182

Total Expenses	162,344	480,664	180,954

Less:
Waiver of Investment Advisory Fees	(12,205)	(124,524)	(51,568)
Reimbursement of other operating expenses	(136,001)	–	(70,914)
Fees Paid Indirectly	(40)	(70)	(28)

Net Expenses	14,098	356,070	58,444

Net Investment Income	124,192	605,225	25,725

Net Realized Gain (Loss) on Investments	12,271	(296,323)	448,293
Net Realized Loss on Securities Sold Short	–	(380,772)	–
Net Realized Gain on Futures	–	233,428	–
Net Realized Loss on Purchased and Written Options	–	(110,032)	–
Net Realized Loss on Forward Foreign Currency Contracts	–	(205,567)	–
Net Realized Gain on Foreign Currency Transactions	–	33,380	7,131
Net Change in Unrealized Depreciation on Investments	(134,116)	(694,812)	(253,915)
Net Change in Unrealized Appreciation on Securities Sold Short	–	347,915	–
Net Change in Unrealized Appreciation on Futures	–	137,066	–
Net Change in Unrealized Appreciation on Purchased and Written Options	–	48,619	–
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	–	(15,702)	–
Net Change in Unrealized Depreciation on Foreign Currency Translation and Other Assets and Liabilities Denominated in Foreign Currencies	–	(13,325)	(136)

Net Realized and Unrealized Gain (Loss) on Investments	(121,845)	(916,125)	201,373

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,347	$(310,900)	$227,098

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Operations:
Net Investment Income	$3,247,342	$2,745,834	$368,486	$763,765
Net Realized Gain(Loss) on Investments	21,618,565	12,791,586	6,583,136	8,316,263
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,567,836)	23,658,708	(5,303,195)	(1,614,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,298,071	39,196,128	1,648,427	7,465,484

Distributions: (A)
Institutional Shares	(13,216,774)	(5,817,229)	(6,644,356)	(1,569,292)
A Class Shares	(123,352)	(50,970)	–	–
Return of Capital:
Institutional Shares	–	–	–	–

Total Distributions	(13,340,126)	(5,868,199)	(6,644,356)	(1,569,292)

Capital Share Transactions:
Institutional Shares:
Issued	30,909,050	30,865,413	261,272	1,047,692
Reinvestment of Dividends	12,579,367	5,423,192	6,543,496	1,548,754
Redeemed	(35,889,273)	(48,818,580)	(38,783,277)	(21,116,033)

Increase (Decrease) from Institutional Capital Share Transactions	7,599,144	(12,529,975)	(31,978,509)	(18,519,587)

A Class Shares:
Issued	13,225,928	13,626	N/A	N/A
Reinvestment of Dividends	123,346	50,968	N/A	N/A
Redeemed	(2,177,522)	(167,209)	N/A	N/A

Increase (Decrease) from A Class Capital Share Transactions	11,171,752	(102,615)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,770,896	(12,632,590)	(31,978,509)	(18,519,587)

Total Increase (Decrease) in Net Assets	18,728,841	20,695,339	(36,974,438)	(12,623,395)

Net Assets:
Beginning of Year	207,628,996	186,933,657	44,777,714	57,401,109

End of Year (B)	$226,357,837	$207,628,996	$7,803,276	$44,777,714

Shares Issued and Redeemed:
Institutional Shares:
Issued	2,349,853	2,519,264	24,016	90,063
Reinvestment of Dividends	959,584	466,131	613,709	139,504
Redeemed	(2,698,446)	(4,036,878)	(3,641,481)	(1,827,422)

Total Institutional Transactions	610,991	(1,051,483)	(3,003,756)	(1,597,855)

A Class Shares:
Issued	1,003,527	1,077	N/A	N/A
Reinvestment of Dividends	9,376	4,359	N/A	N/A
Redeemed	(158,912)	(13,424)	N/A	N/A

Total A Class Transactions	853,991	(7,988)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	1,464,982	(1,059,471)	(3,003,756)	(1,597,855)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(A)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).
(B)

Includes undistributed (distributed in excess of) net investment income of $1,907,563, $472,856, $310,231, $365,804, $553,638 and $(5), respectively, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

(C)	Includes realized gains due to in-kind redemptions (see Note 14).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund	Westwood SMidCap Fund	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2018	2017	2018	2017	2018	2017	2018	2017

$686,298	$640,623	$1,660,138	$1,564,424	$1,823,020	$815,054	$279,234	$193,084
32,497,087	(C)	3,848,238	34,140,939	46,747,798	17,485,249	15,223,702	105,437	(1,832,024)
(29,321,908)	18,991,165	(36,042,023)	23,094,541	(32,309,096)	32,132,086	(857,842)	2,774,331

3,861,477	23,480,026	(240,946)	71,406,763	(13,000,827)	48,170,842	(473,171)	1,135,391

(4,261,577)	(762,803)	(37,061,286)	(5,367,978)	(15,883,688)	(2,648,335)	(464,424)	(61,065)
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	(469,233)

(4,261,577)	(762,803)	(37,061,286)	(5,367,978)	(15,883,688)	(2,648,335)	(464,424)	(530,298)

31,309,635	61,239,056	68,398,767	84,594,818	188,176,063	97,647,656	8,800,813	5,298,322
4,219,711	760,841	36,117,963	4,305,455	14,943,674	2,580,535	464,424	530,298
(170,609,102)	(55,852,479)	(98,986,910)	(201,460,268)	(66,842,824)	(54,514,420)	(6,915,301)	(22,213,258)

(135,079,756)	6,147,418	5,529,820	(112,559,995)	136,276,913	45,713,771	2,349,936	(16,384,638)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(135,079,756)	6,147,418	5,529,820	(112,559,995)	136,276,913	45,713,771	2,349,936	(16,384,638)

(135,479,856)	28,864,641	(31,772,412)	(46,521,210)	107,392,398	91,236,278	1,412,341	(15,779,545)

157,882,019	129,017,378	346,912,800	393,434,010	234,320,970	143,084,692	14,574,511	30,354,056

$22,402,163	$157,882,019	$315,140,388	$346,912,800	$341,713,368	$234,320,970	$15,986,852	$14,574,511

1,980,219	4,276,977	4,188,043	5,198,331	10,510,157	5,895,151	1,260,672	717,993
295,583	53,132	2,287,194	266,336	858,339	154,678	67,369	71,368
(10,635,759)	(3,939,277)	(6,045,789)	(12,254,357)	(3,721,682)	(3,251,543)	(966,452)	(2,889,106)

(8,359,957)	390,832	429,448	(6,789,690)	7,646,814	2,798,286	361,589	(2,099,745)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(8,359,957)	390,832	429,448	(6,789,690)	7,646,814	2,798,286	361,589	(2,099,745)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Operations:
Net Investment Income	$48,557,289	$44,033,213	$62,054	$95,221
Net Realized Gain(Loss) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	102,862,984	53,273,271	263,125	127,708
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Translation	(118,573,025)	144,754,076	(273,191)	382,593

Net Increase (Decrease) in Net Assets Resulting from Operations	32,847,248	242,060,560	51,988	605,522

Distributions: (A)
Institutional Shares	(95,755,052)	(48,498,068)	(56,172)	(80,606)
A Class Shares	(3,090,671)	(2,072,166)	–	–
Ultra Shares	–	–	–	–
Return of Capital:
Institutional Shares	–	–	–	–
Ultra Shares	–	–	–	–

Total Distributions	(98,845,723)	(50,570,234)	(56,172)	(80,606)

Capital Share Transactions:
Institutional Shares:
Issued	451,160,890	547,001,762	110,484	426,708
Reinvestment of Dividends	90,097,743	46,265,304	56,172	80,605
Redeemed	(653,334,889)	(469,319,308)	(2,296,647)	(2,697,164)

Increase (Decrease) from Institutional Capital Share Transactions	(112,076,256)	123,947,758	(2,129,991)	(2,189,851)

A Class Shares:
Issued	15,503,883	24,639,763	N/A	N/A
Reinvestment of Dividends	2,940,484	1,813,292	N/A	N/A
Redeemed	(40,946,164)	(59,738,884)	N/A	N/A

Increase (Decrease) from A Class Capital Share Transactions	(22,501,797)	(33,285,829)	N/A	N/A

Ultra Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Increase (Decrease) from Ultra Capital Share Transactions	N/A	N/A	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(134,578,053)	90,661,929	(2,129,991)	(2,189,851)

Total Increase (Decrease) in Net Assets	(200,576,528)	282,152,255	(2,134,175)	(1,664,935)

Net Assets:
Beginning of Year	2,683,781,238	2,401,628,983	4,860,649	6,525,584

End of Year (B)	$2,483,204,710	$2,683,781,238	$2,726,474	$4,860,649

Shares Issued and Redeemed:
Institutional Shares:
Issued	28,621,259	35,805,683	10,639	43,934
Reinvestment of Dividends	5,746,786	3,037,544	5,463	8,329
Redeemed	(41,510,250)	(30,715,617)	(220,934)	(272,234)

Total Institutional Transactions	(7,142,205)	8,127,610	(204,832)	(219,971)

A Class Shares:
Issued	984,788	1,615,327	N/A	N/A
Reinvestment of Dividends	187,645	119,413	N/A	N/A
Redeemed	(2,604,806)	(3,879,430)	N/A	N/A

Total A Class Transactions	(1,432,373)	(2,144,690)	N/A	N/A

Ultra Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Total Ultra Transactions	N/A	N/A	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(8,574,578)	5,982,920	(204,832)	(219,971)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(A)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund		Westwood Opportunistic High Yield Fund		Westwood Market Neutral Income Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2018	2017	2018	2017	2018	2017	2018	2017

$4,716,828	$2,865,521	$3,186,831	$3,779,863	$124,192	$240,286	$605,225	$275,811

1,992,788	1,490,348	(113,405)	(89,967)	12,271	17,587	(725,886)	(286,600)

(43,470,928)	29,057,278	(1,756,381)	630,806	(134,116)	85,489	(190,239)	174,160

(36,761,312)	33,413,147	1,317,045	4,320,702	2,347	343,362	(310,900)	163,371

(2,587,593)	(2,408,674)	(3,175,940)	(3,756,460)	(44,985)	(33,512)	(105,815)	(29,293)
(2,806)	(3,344)	(8,440)	(28,650)	–	–	–	–
–	–	–	–	(83,064)	(214,877)	(434,568)	(47,601)
–	–	–	–	–	–	(19,358)	–

–		–	–	–	–	(77,842)	–

(2,590,399)	(2,412,018)	(3,184,380)	(3,785,110)	(128,049)	(248,389)	(637,583)	(76,894)

49,176,869	135,560,484	11,330,464	53,178,590	445,063	360,443	1,119,801	6,434,493
2,488,638	2,278,004	2,023,702	3,400,123	44,984	33,511	125,172	29,293
(92,446,230)	(33,880,349)	(24,163,722)	(49,884,774)	(91,536)	(314,886)	(2,330,304)	(1,403,083)

(40,780,723)	103,958,139	(10,809,556)	6,693,939	398,511	79,068	(1,085,331)	5,060,703

773,599	794,150	21,034	25,252	N/A	N/A	N/A	N/A
2,806	3,344	3,609	7,165	N/A	N/A	N/A	N/A
(855,053)	(742,479)	(582,108)	(980,086)	N/A	N/A	N/A	N/A

(78,648)	55,015	(557,465)	(947,669)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	44,714	458,654	8,914,148	20,477,065
N/A	N/A	N/A	N/A	83,063	214,876	512,411	47,600
N/A	N/A	N/A	N/A	(1,172,986)	(2,376,438)	(4,843,455)	(1,201,823)

N/A	N/A	N/A	N/A	(1,045,209)	(1,702,908)	4,583,104	19,322,842

(40,859,371)	104,013,154	(11,367,021)	5,746,270	(646,698)	(1,623,840)	3,497,773	24,383,545

(80,211,082)	135,014,283	(13,234,356)	6,281,862	(772,400)	(1,528,867)	2,549,290	24,470,022

350,174,034	215,159,751	78,191,277	71,909,415	2,927,035	4,455,902	30,955,189	6,485,167

$269,962,952	$350,174,034	$64,956,921	$78,191,277	$2,154,635	$2,927,035	$33,504,479	$30,955,189

4,912,067	14,783,722	1,223,808	5,676,985	45,898	36,287	112,586	637,319
245,428	285,464	219,051	362,988	4,710	3,407	12,678	2,949
(9,426,442)	(3,845,179)	(2,606,949)	(5,317,961)	(9,392)	(31,856)	(234,843)	(138,951)

(4,268,947)	11,224,007	(1,164,090)	722,012	41,216	7,838	(109,579)	501,317

75,414	89,514	2,271	2,697	N/A	N/A	N/A	N/A
276	419	390	766	N/A	N/A	N/A	N/A
(82,944)	(83,771)	(62,921)	(105,461)	N/A	N/A	N/A	N/A

(7,254)	6,162	(60,260)	(101,998)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	4,672	46,231	899,998	2,022,478
N/A	N/A	N/A	N/A	8,679	21,884	51,902	4,790
N/A	N/A	N/A	N/A	(118,690)	(238,865)	(487,925)	(118,587)

N/A	N/A	N/A	N/A	(105,339)	(170,750)	463,975	1,908,681

(4,276,201)	11,230,169	(1,224,350)	620,014	(64,123)	(162,912)	354,396	2,409,998

(B)

Includes undistributed (distributed in excess of) net investment income of $958,981, $(5,823), $2,243,302, $18,641, $15,912 and $58,251, respectively, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Westwood Strategic Convertibles Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2018	2017
Operations:
Net Investment Income	$25,725	$26,728
Net Realized Gain on Investments and Foreign Currency Transactions	455,424	411,290
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(254,051)	143,555

Net Increase in Net Assets Resulting from Operations	227,098	581,573

Distributions: (A)
Institutional Shares	(257,723)	(69,075)

Total Distributions	(257,723)	(69,075)

Capital Share Transactions:

Institutional Shares:
Issued	1,442,965	1,445,563
Reinvestment of Dividends	257,489	69,075
Redeemed	(1,419,332)	(1,637,468)

Increase (Decrease) from Institutional Capital Share Transactions	281,122	(122,830)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	281,122	(122,830)

Total Increase in Net Assets	250,497	389,668

Net Assets:
Beginning of Year	6,624,540	6,234,872

End of Year (B)	$6,875,037	$6,624,540

Shares Issued and Redeemed:

Institutional Shares:
Issued	137,993	143,774
Reinvestment of Dividends	25,258	7,248
Redeemed	(135,197)	(163,584)

Total Institutional Transactions	28,054	(12,562)

Net Increase (Decrease) in Shares Outstanding	28,054	(12,562)

(A)   Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).

(B)   Includes undistributed (distributed in excess of) net investment income of $(2), respectively, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2018	$13.10	$0.20	$0.62	$0.82	$(0.15)	$(0.70)	$—	$(0.85)	$13.07	6.30	%†	$213,175	0.65%	0.72%	1.50%	49%
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00	†	205,645	0.75	0.83	1.40	44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79	0.86	1.29	39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00		134,658	0.90	0.90	1.15	32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—	(1.63)	13.07	15.15		159,973	0.89	0.89	1.03	47
A Class Shares
2018	$13.15	$0.17	$0.62	$0.79	$(0.12)	$(0.70)	$—	$(0.82)	$13.12	6.02	%†	$13,183	0.90%	0.97%	1.25%	49%
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83	†	1,984	1.00	1.08	1.14	44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05	1.11	1.07	39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73		1,788	1.14	1.14	1.22	32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—	(1.61)	13.04	14.83		6,031	1.14	1.14	0.76	47
Westwood Low Volatility Equity Fund
Institutional Shares
2018	$11.94	$0.14	$0.15	$0.29	$(0.12)	$(1.65)	$—	$(1.77)	$10.46	2.35	%†	$7,803	0.75%	1.05%	1.30%	26%
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24		44,778	0.78	0.99	1.40	122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94	0.94	1.72	39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62		74,331	0.91	0.91	1.06	67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—	(1.50)	12.57	13.30		84,009	0.91	0.91	0.98	67
Westwood SMidCap Plus Fund
Institutional Shares
2018	$15.68	$0.09	$(0.20)	$(0.11)	$(0.06)	$(2.42)	$—	$(2.48)	$13.09	(1.80	)%†	$22,402	0.81%	0.95%	0.59%	51%
2017	13.33	0.07	2.36	2.43	(0.08)	—	—	(0.08)	15.68	18.28		157,882	0.90	0.90	0.45	38
2016	13.45	0.08	(0.05)	0.03	(0.07)	(0.08)	—	(0.15)	13.33	0.30		129,017	0.91	0.91	0.61	54
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—	(0.47)	13.45	0.19		119,445	0.99^	0.90	0.23	52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—	(0.57)	13.89	11.05		116,384	1.00^	0.98	0.17	49
Westwood SMidCap Fund
Institutional Shares
2018	$17.44	$0.08	$(0.11)	$(0.03)	$(0.04)	$(1.87)	$—	$(1.91)	$15.50	(0.33	)%†	$315,140	0.88%	1.03%	0.50%	58%
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83		346,913	0.97	0.97	0.40	55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98	0.98	0.41	82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14		490,554	0.96	0.96	0.09	56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—	(1.94)	17.91	8.90		538,952	0.95	0.95	0.11	51
Westwood SmallCap Fund
Institutional Shares
2018	$18.39	$0.10	$(0.47)	$(0.37)	$(0.07)	$(1.19)	$—	$(1.26)	$16.76	(2.28	)%†	$341,713	0.99%	1.08%	0.58%	50%
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71	†	234,321	1.10	1.10	0.42	56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10	1.11	0.50	65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)		135,973	1.10^	1.09	0.30	55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—	(1.11)	14.57	11.89	†	107,158	1.10	1.12	0.26	68
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2018	$6.98	$0.12	$(0.38)	$(0.26)	$(0.19)	$—	$—	$(0.19)	$6.53	(3.79	)%†	$15,987	1.00%	1.39%	1.62%	44%
2017	7.25	0.07	(0.11)	(0.04)	(0.06)	—	(0.17)	(0.23)	6.98	(0.65	)†	14,575	1.00	1.24	0.93	36
2016	7.73	0.15	(0.33)	(0.18)	(0.16)	—	(0.14)	(0.30)	7.25	(1.93	)†	30,354	1.00	1.28	2.19	44
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—	(0.06)	7.73	(22.13	)†	25,931	1.00 *	1.79 *	1.46 *	34 **

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Income Opportunity Fund
Institutional Shares
2018	$15.72	$0.28	$(0.11)	$0.17	$(0.28)	$(0.30)	$—		$(0.58)	$15.31	1.04%		$2,408,695	0.83%		0.83%	1.80%	42%
2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—		(0.30)	15.72	9.98		2,584,805	0.83		0.83	1.72	34
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—		(0.26)	14.58	3.15		2,278,599	0.84		0.84	1.74	22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—		(0.38)	14.39	(0.72)		2,387,027	0.84		0.84	1.66	24
2014	13.62	0.26	1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84		0.84	1.79	19
A Class Shares
2018	$15.71	$0.24	$(0.11)	$0.13	$(0.24)	$(0.30)	$—		$(0.54)	$15.30	0.78%		$74,510	1.08%		1.08%	1.56%	42%
2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—		(0.26)	15.71	9.71		98,976	1.08		1.08	1.45	34
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—		(0.22)	14.57	2.96		123,030	1.09		1.09	1.49	22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—		(0.34)	14.37	(1.05)		144,239	1.09		1.09	1.41	24
2014	13.61	0.22	1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09		1.09	1.55	19
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2018	$10.21	$0.17	$(0.17)	$—	$(0.16)	$—	$—		$(0.16)	$10.05	(0.05	)%†	$2,726	0.95%		3.05%	1.65%	33%
2017	9.37	0.15	0.81	0.96	(0.12)	—	—		(0.12)	10.21	10.37	†	4,861	0.95		2.20	1.57	41
2016	9.54	0.14	(0.16)	(0.02)	(0.15)	—	—		(0.15)	9.37	(0.17	)†	6,526	0.95		2.17	1.48	54
2015	10.00	0.08	(0.49)	(0.41)	(0.05)	—	—	(1)	(0.05)	9.54	(4.12	)†	7,728	0.95	*	2.44 *	1.56 *	28 **
Westwood Emerging Markets Fund
Institutional Shares
2018	$9.77	$0.14	$(1.29)	$(1.15)	$(0.07)	$—	$—		$(0.07)	$8.55	(11.85)%		$269,547	1.20	%^	1.17%	1.40%	23%
2017	8.75	0.10	1.01	1.11	(0.09)	—	—		(0.09)	9.77	12.89	†	349,628	1.20	#	1.18	1.07	25
2016	7.72	0.11	1.00	1.11	(0.08)	—	—		(0.08)	8.75	14.61	†	214,725	1.20		1.27	1.36	47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29	1.36	45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86	1.46	28
A Class Shares
2018	$9.75	$0.11	$(1.27)	$(1.16)	$(0.05)	$—	$—		$(0.05)	$8.54	(11.98)%		$416	1.45	%^	1.42%	1.12%	23%
2017	8.73	0.08	1.01	1.09	(0.07)	—	—		(0.07)	9.75	12.64	†	546	1.45	#	1.43	0.93	25
2016	7.71	0.08	1.00	1.08	(0.06)	—	—		(0.06)	8.73	14.16	†	435	1.45		1.52	1.07	47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64	0.73	45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10	1.07	28
Westwood Short Duration High Yield Fund
Institutional Shares
2018	$9.37	$0.42	$(0.24)	$0.18	$(0.43)	$—	$—		$(0.43)	$9.12	1.92	%†	$64,926	0.80%		1.02%	4.57%	37%
2017	9.31	0.42	0.06	0.48	(0.42)	—	—		(0.42)	9.37	5.27	†	77,595	0.80		1.01	4.51	71
2016	9.30	0.40	0.03	0.43	(0.42)	—	—		(0.42)	9.31	4.75	†	70,368	0.84		1.05	4.39	54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94	4.35	44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93	4.17	36
A Class Shares
2018	$9.37	$0.40	$(0.23)	$0.17	$(0.39)	$—	$—		$(0.39)	$9.15	1.91	%†	$31	1.05%		1.26%	4.26%	37%
2017	9.31	0.40	0.06	0.46	(0.40)	—	—		(0.40)	9.37	5.01	†	596	1.05		1.26	4.25	71
2016	9.30	0.38	0.02	0.40	(0.39)	—	—		(0.39)	9.31	4.50	†	1,541	1.08		1.32	4.18	54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19	4.11	44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18	3.91	36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2018	$9.91	$0.53	$(0.52)	$0.01	$(0.60)	$—	$—	$(0.60)	$9.32	0.07	%†	$901	0.70%		7.50%		5.50%		78%
2017	9.73	0.59	0.22	0.81	(0.63)	—	—	(0.63)	9.91	8.57	†	550	0.70		5.28		5.97		67
2016	9.62	0.58	0.10	0.68	(0.57)	—	—	(0.57)	9.73	7.46	†	464	0.70		5.11		6.17		60
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—	(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71	*	37	**
Ultra Shares (commenced operations on December 29, 2014)
2018	$9.90	$0.55	$(0.53)	$0.02	$(0.61)	$—	$—	$(0.61)	$9.31	0.17	%†	$1,253	0.60%		7.21%		5.65%		78%
2017	9.72	0.60	0.22	0.82	(0.64)	—	—	(0.64)	9.90	8.69	†	2,377	0.60		4.99		6.10		67
2016	9.61	0.59	0.10	0.69	(0.58)	—	—	(0.58)	9.72	7.56	†	3,992	0.60		4.95		6.27		60
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—	(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02	*	37	**
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2018	$10.12	$0.18	$(0.29)	$(0.11)	$(0.16)	$—	$(0.03)	$(0.19)	$9.82	(1.09	)%†	$6,193	1.22	%(5)	1.62%		1.85%		88%
2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15		1.69		80
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(3)	3.27		2.22		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.38	†	3,291	1.35	*(2)	4.22	*	1.83	*	22	**
Ultra Shares (commenced operations on May 1, 2015)

2018	$10.13	$0.19	$(0.29)	$(0.10)	$(0.18)	$—	$(0.03)	$(0.21)	$9.82	(1.02	)%†	$27,312	1.12	%(5)	1.52%		1.96%		88%
2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96		1.87		80
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(3)	3.17		2.28		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.40	†	3,943	1.28	*(2)	4.26	*	1.73	*	22	**
Westwood Strategic Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2018	$10.42	$0.04	$0.31	$0.35	$(0.08)	$(0.33)	$—	$(0.41)	$10.36	3.47	%†	$6,875	0.85%		2.63%		0.37%		175%
2017	9.62	0.04	0.87	0.91	(0.11)	—	—	(0.11)	10.42	9.53	†	6,625	0.85		2.30		0.42		125
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	—	(0.06)	9.62	(1.04	)†	6,235	0.85		2.48		0.80		118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—	—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11	*	78	**

Amounts designated as “—” are $0.
*	Annualized

**	Not Annualized

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^	Calculation performed using average shares for the period.

†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#	Ratio includes previously waived investment advisory fees recovered.

(1)	Amount less than $0.01 per share.

(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.

(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.

(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.

(6)	Year ended October 31, 2018, unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

The Advisors’ Inner Circle Fund	Westwood Funds

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 54 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund (the “Funds”).

Each of the Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Low Volatility Equity Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are

The Advisors’ Inner Circle Fund	Westwood Funds

valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood Emerging Markets Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood Emerging Markets Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

The Advisors’ Inner Circle Fund	Westwood Funds

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of October 31, 2018, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the year ended October 31, 2018 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$605,768	$193,468	2.66%	$1,193
EUR	€99,138	€53,444	3.64%	€329
GBP	£81,955	£29,882	5.02%	£663

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine

The Advisors’ Inner Circle Fund	Westwood Funds

whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund, Westwood Low Volatility Equity Fund, and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

Futures Contracts — The Market Neutral Income Fund held futures contracts during the year ended October 31, 2018. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into

The Advisors’ Inner Circle Fund	Westwood Funds

futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2018.

As of October 31, 2018, the Westwood Market Neutral Income Fund had open futures contracts.

For the year ended October 31, 2018, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Short	$3,618,327

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2018, the Westwood Market Neutral Income Fund had open purchased option positions.

For the year ended October 31, 2018, the average monthly balances for purchased and written options were as follows:

Average Monthly Market Value for Purchased Options	$152,016

Average Monthly Market Value for Written Options	$(18,841)

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor.

The Advisors’ Inner Circle Fund	Westwood Funds

Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of October 31, 2018, was as follows:

	Asset Derivatives October 31, 2018 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives October 31, 2018 Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	Unrealized Gain on Forward Foreign Currency Contracts	$2,495	Unrealized Loss on Forward Foreign Currency Contracts	$309
	Unrealized Gain on Futures	137,066*	Unrealized Loss on Futures	—
Equity Contracts	Purchased Options, at Value	103,740	Written Options, at Value	—

Total Derivatives not accounted for as hedging instruments		$243,301		$309

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2018, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(205,567)	$233,428	$—	$ —	27,861

Equity Contracts	—	—	(212,918)	102,886	(110,032)

Total	$(205,567)	$233,428	$(212,918)	$102,886	(82,171)

The Advisors’ Inner Circle Fund	Westwood Funds

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(15,702)	$137,066	$—	$—	$121,364

Equity Contracts	—	—	69,532	(20,913)	48,619

Total	$(15,702)	$137,066	$69,532	$(20,913)	$169,983

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2018, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2018, the Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, and Westwood Market Neutral Income Fund incurred $27,342, $613,724, $403,663, $2,302, $785 and $6,886, respectively, of shareholder servicing fees or an effective rate of 0.02%, 0.18%, 0.13%, 0.06%, 0.10%, and 0.10%, respectively.

The Advisors’ Inner Circle Fund	Westwood Funds

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the “A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2019.

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.60%*	0.65%*	0.90%*
Westwood Low Volatility Equity Fund	0.70%	0.75%	N/A
Westwood SMidCap Plus Fund	0.75%	0.81%*	N/A
Westwood SmidCap Fund	0.75%	0.88%*	N/A
Westwood SmallCap Fund	0.85%	0.99%*	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%
Westwood Short Duration High Yield Fund	0.70%	0.80%	1.05%

*Prior to February 28, 2018, the Management Fee for the Westwood LargeCap Value Fund was 0.70%. Prior to February 28, 2018, the Expense Limitation for the Westwood LargeCap Value Fund for Institutional Class was 0.75%, and the Expense Limitation for Class A was 1.00%. Prior to February 28, 2018, the Expense Limitation for the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, and the Westwood SmallCap Fund was 1.00%, 1.25%, and 1.10%, respectively, for Institutional Class.

The contractual waivers for the following Funds are in place through February 28, 2019.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and pays the sub-adviser a portion of the fee that it receives from Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the year ended October 31, 2018, the Adviser recaptured previously waived fees of $92,570 for the Westwood Emerging Markets Fund. At October 31, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

The Advisors’ Inner Circle Fund	Westwood Funds

Fiscal Year	Subject to Repayment until October 31:	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund	Westwood SmallCap Value Fund
10/31/15-	2019	$112,325	$-	$-	$-	$18,712
10/31/16
10/31/16-	2020	166,135	113,284	-	-	8,152
10/31/17
10/31/17-	2021	156,791	86,492	157,840	494,834	266,861
10/31/18

		$435,251	$199,776	$157,840	$494,834	$293,725

Fiscal Year	Subject to Repayment until October 31:	Westwood MLP and Strategic Energy Fund	Westwood Worldwide Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
10/31/15-	2019	$77,026	$82,997	$127,671	$167,944
10/31/16
10/31/16-	2020	49,790	75,708	-	173,336
10/31/17
10/31/17-	2021	67,900	79,027	-	152,645
10/31/18

		$194,716	$237,732	$127,671	$493,925

Fiscal Year	Subject to Repayment until October 31:	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
10/31/15-	2019	$178,368	$137,194	$97,479
10/31/16
10/31/16-	2020	174,530	112,982	93,442
10/31/17
10/31/17-	2021	148,206	124,524	122,482
10/31/18

		$501,104	$374,700	$313,403

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2018, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$113,000,791	$103,029,298	$—	$—
Westwood Low Volatility Equity Fund	7,167,940	44,293,217	—	—
Westwood SMidCap Plus Fund	59,711,135	195,213,940	—	—
Westwood SMidCap Fund	193,416,053	229,011,388	—	—
Westwood SmallCap Fund	278,644,171	154,557,726	—	—
Westwood MLP and Strategic
Energy Fund	9,029,724	7,170,363	—	—
Westwood Income Opportunity Fund	784,731,520	818,510,327	97,871,475	79,106,785
Westwood Worldwide Income
Opportunity Fund	982,264	3,305,053	—	—
Westwood Emerging Markets Fund	75,727,926	109,340,625	—	—
Westwood Short Duration High Yield Fund	24,684,296	36,873,215	—	—
Westwood Opportunistic High Yield Fund	1,633,856	2,287,375	—	—
Westwood Market Neutral Income Fund*	24,958,973	23,320,073	—	—

The Advisors’ Inner Circle Fund	Westwood Funds

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood Strategic Convertibles Fund	11,322,423	11,496,959	—	—

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $10,562,335 and $10,883,013, respectively, for the year ended October 31, 2018.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/ (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/ tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, foreign currency exchange gain (loss), reclass of distributions, return of capital, paydown gain adjustment, dividend adjustments for short securities, investments in PFICs, REIT adjustments, non-deductible excise tax, and net operating losses, have been reclassified to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$27,670	$(2,118,337)	$2,090,667
Westwood Low Volatility Equity Fund	2,151	(4,267,307)	4,265,156
Westwood SMidCap Plus Fund	(66,329)	(25,965,611)	26,031,940
Westwood SMidCap Fund	361,168	(340,543)	(20,625)
Westwood SmallCap Fund	127,488	(2,086,162)	1,958,674
Westwood MLP and Strategic Energy Fund	549,579	(602,270)	52,691
Westwood Income Opportunity Fund	3,142,802	(15,415,901)	12,273,099
Westwood Worldwide Income Opportunity Fund	10,607	(10,594)	(13)
Westwood Emerging Markets Fund	(386,075)	386,075	—
Westwood Short Duration High Yield Fund	(66)	66	—
Westwood Market Neutral Income Fund	(123,095)	123,848	(753)
Westwood Strategic Convertibles Fund	30,569	(30,569)	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2018	$4,403,119	$8,937,007	$—	$13,340,126
2017	2,257,434	3,610,765	—	5,868,199
Westwood Low Volatility Equity Fund
2018	1,133,747	5,510,609	—	6,644,356
2017	732,887	836,405	—	1,569,292
Westwood SMidCap Plus Fund
2018	561,438	3,700,139	—	4,261,577
2017	762,803	—	—	762,803
Westwood SMidCap Fund
2018	2,039,248	35,022,038	—	37,061,286
2017	1,819,356	3,548,622	—	5,367,978
Westwood SmallCap Fund
2018	3,949,400	11,934,288	—	15,883,688
2017	925,030	1,723,305	—	2,648,335
Westwood MLP and Strategic Energy Fund
2018	464,424	—	—	464,424
2017	61,065	—	469,233	530,298

The Advisors’ Inner Circle Fund	Westwood Funds

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Income Opportunity Fund
2018	$47,269,463	$51,576,260	$—	$98,845,723
2017	39,023,813	11,546,421	—	50,570,234
Westwood Worldwide Income Opportunity Fund
2018	56,172	—	—	56,172
2017	80,606	—	—	80,606
Westwood Emerging Markets Fund
2018	2,590,399	—	—	2,590,399
2017	2,412,018	—	—	2,412,018
Westwood Short Duration High Yield Fund
2018	3,184,380	—	—	3,184,380
2017	3,785,110	—	—	3,785,110
Westwood Opportunistic High Yield Fund
2018	128,049	—	—	128,049
2017	248,389	—	—	248,389
Westwood Market Neutral Income Fund
2018	540,383	—	97,200	637,583
2017	76,894	—	—	76,894
Westwood Strategic Convertibles Fund
2018	179,685	78,038	—	257,723
2017	69,075	—	—	69,075

As of October 31, 2018, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$4,940,854	$17,588,583	$—	$47,650,596	$(9)	$70,180,024
Westwood Low Volatility Equity Fund	330,730	2,307,165	—	1,274,883	(1,361)	3,911,417
Westwood SMidCap Plus Fund	368,767	520,419	—	4,303,193	(6)	5,192,373
Westwood SMidCap Fund	3,242,379	31,637,695	—	40,952,809	(13)	75,832,870
Westwood SmallCap Fund	7,178,219	12,202,108	—	15,965,948	(1)	35,346,274
Westwood MLP and Strategic Energy Fund	364,391	—	(6,278,654)	(1,222,457)	11,781	(7,124,939)
Westwood Income Opportunity Fund	5,389,608	93,027,364	—	267,473,520	—	365,890,492
Westwood Worldwide Income Opportunity Fund	13,750	—	(66,645)	76,209	(6)	23,308
Westwood Emerging Markets Fund	3,983,651	—	(34,442,377)	(1,923,013)	4	(32,381,735)
Westwood Short Duration High Yield Fund	21,025	—	(15,229,793)	(1,168,126)	(4)	(16,376,898)
Westwood Opportunistic High Yield Fund	12,056	—	(76,058)	(55,653)	(2)	(119,657)
Westwood Market Neutral Income Fund	—	—	(436,410)	(347,855)	(2)	(784,267)
Westwood Strategic Convertibles Fund	301,729	127,844	—	(140,699)	(3)	288,871
For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood MLP and Strategic Energy Fund	$(3,177,633)	$(3,101,021)	$(6,278,654)
Westwood Worldwide Income Opportunity Fund	(66,645)	—	(66,645)
Westwood Emerging Markets Fund	(27,113,515)	(7,328,862)	(34,442,377)
Westwood Short Duration High Yield Fund	(2,324,680)	(12,905,113)	(15,229,793)
Westwood Opportunistic High Yield Fund	(41,920)	(34,138)	(76,058)
Westwood Market Neutral Income Fund	(436,410)	—	(436,410)

The Advisors’ Inner Circle Fund	Westwood Funds

During the year ended October 31, 2018, the Westwood SMidCap Plus Fund, Westwood Worldwide Income Opportunity Fund and Westwood Opportunistic High Yield, utilized $2,425,944, $265,633 and $14,030, respectively, of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$177,633,289	$54,207,279	$(6,556,683)	$47,650,596
Westwood Low Volatility Equity Fund	6,537,190	1,518,189	(243,306)	1,274,883
Westwood SMidCap Plus Fund	18,040,977	4,631,163	(327,970)	4,303,193
Westwood SMidCap Fund	274,553,295	50,070,700	(9,117,891)	40,952,809
Westwood SmallCap Fund	326,161,918	49,836,695	(33,870,747)	15,965,948
Westwood MLP and Strategic Energy Fund	16,944,722	1,432,232	(2,654,689)	(1,222,457)
Westwood Income Opportunity Fund	2,206,577,262	294,390,922	(26,917,402)	267,473,520
Westwood Worldwide Income Opportunity Fund	2,483,932	223,503	(142,549)	80,954
Westwood Emerging Markets Fund	272,933,273	33,371,601	(35,285,728)	(1,914,127)
Westwood Short Duration High Yield Fund	63,167,578	137,297	(1,305,423)	(1,168,126)
Westwood Opportunistic High Yield Fund	2,112,754	18,871	(74,524)	(55,653)
Westwood Market Neutral Income Fund	32,684,163	570,634	(918,336)	(347,702)
Westwood Strategic Convertibles Fund	7,169,680	191,263	(331,845)	(140,582)

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2018, the net assets of the Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with

The Advisors’ Inner Circle Fund	Westwood Funds

smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund invest all of their net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invests substantially all of its net assets in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	3	67%
Westwood LargeCap Value Fund, A Class Shares	2	97%
Westwood Low Volatility Equity Fund, Institutional Shares	2	46%
Westwood SMidCap Plus Fund, Institutional Shares	2	80%
Westwood SMidCap Fund, Institutional Shares	2	75%
Westwood SmallCap Fund, Institutional Shares	2	63%
Westwood MLP and Strategic Energy Fund, Institutional Shares	1	93%
Westwood Income Opportunity Fund, Institutional Shares	2	49%
Westwood Income Opportunity Fund, A Class Shares	1	49%
Westwood Worldwide Income Opportunity, Institutional Shares	1	80%
Westwood Emerging Markets Fund, Institutional Shares	3	68%
Westwood Emerging Markets Fund, A Class Shares	2	96%

The Advisors’ Inner Circle Fund	Westwood Funds

	No. of Shareholders	% Ownership
Westwood Short Duration High Yield Fund, Institutional Shares	3	63%
Westwood Short Duration High Yield Fund, A Class Shares	2	100%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	1	96%
Westwood Market Neutral Income Fund, Institutional Shares	1	88%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	2	92%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 13, 2019. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2018, there were no borrowings outstanding.

14. In-Kind Transactions:

During the year ended October 31, 2018, the Westwood SmidCap Plus Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

	Transaction Date	Shares Redeemed	Investment Securities	Cash	Realized Gain
Westwood SmidCap Plus Fund	6/29/2018	$8,603,508	$134,664,462	$3,938,052	$26,049,454

15. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies focus on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacts the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income:

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Fund
Net Investment Income
Institutional Shares	$(2,240,592)	$(732,887)	$(1,819,356)
A Class Shares	(16,842)	—	—
Net Realized Gains
Institutional Shares	(3,576,637)	(836,405)	(3,548,622)
A Class Shares	(34,128)	—	—

Total Distributions	(5,868,199)	(1,569,292)	(5,367,978)

	Westwood SmallCap Fund	Westwood Income Opportunity Fund	Westwood Market Neutral Income Fund
Net Investment Income
Institutional Shares	$(925,030)	$(37,545,533)	$(24,483)
A Class Shares	—	(1,478,280)	—
Ultra Shares	—	—	(39,742)
Net Realized Gains
Institutional Shares	(1,723,305)	(10,952,535)	(4,810)
A Class Shares	—	(593,886)	—
Ultra Shares	—	—	(7,859)

Total Distributions	(2,648,335)	(50,570,234)	(76,894)

The Advisors’ Inner Circle Fund	Westwood Funds

16. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

17. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

The Advisors’ Inner Circle Fund	Westwood Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund (collectively referred to as the “Funds”), (thirteen of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, (thirteen of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Westwood LargeCap Value Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood Low Volatility Equity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood SMidCap Plus Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood SMidCap Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood SmallCap Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood MLP and Strategic Energy Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from December 29, 2014 (commencement of operations) to October 31, 2015
Westwood Income Opportunity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood Worldwide Income Opportunity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from May 1, 2015 (commencement of operations) to October 31, 2015
Westwood Emerging Markets Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Westwood Short Duration High Yield Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

The Advisors’ Inner Circle Fund	Westwood Funds

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Westwood Opportunistic High Yield Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from December 29, 2014 (commencement of operations) to October 31, 2015
Westwood Market Neutral Income Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from May 1, 2015 (commencement of operations) to October 31, 2015
Westwood Strategic Convertibles Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from May 1, 2015 (commencement of operations) to October 31, 2015

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Westwood Management Corp. investment companies since 2006.

Philadelphia, Pennsylvania

December 28, 2018

The Advisors’ Inner Circle Fund	Westwood Funds

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 - October 31, 2018).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,015.50	0.65%	$3.30
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,014.70	0.90	4.57
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,023.50	0.75	3.83
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	973.00	0.81	4.03
Westwood SMidCap Fund, Institutional Shares	1,000.00	982.30	0.88	4.40
Westwood SmallCap Fund, Institutional Shares	1,000.00	961.00	0.99	4.89
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.90	0.65%	$3.31
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.70	0.90	4.58
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,021.40	0.75	3.82
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,021.10	0.81	4.13
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.80	0.88	4.48
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,020.20	0.99	5.04

The Advisors’ Inner Circle Fund	Westwood Funds

Disclosure of Fund Expenses (Unaudited)

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$968.70	1.00%	$4.96
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,005.40	0.83	4.20
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,004.10	1.08	5.46
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	987.80	0.95	4.76
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	830.90	1.20	5.54
Westwood Emerging Markets Fund, A Class Shares	1,000.00	829.90	1.45	6.69
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,012.70	0.80	4.06
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,013.10	1.04	5.28
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	999.80	0.70	3.53
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,000.30	0.60	3.03
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	997.50	1.13	5.69
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	998.00	1.05	5.29
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,011.10	0.85	4.31
Hypothetical 5% Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$1,020.20	1.00%	$5.09
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,021.00	0.83	4.23
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.80	1.08	5.50
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.40	0.95	4.84
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,019.20	1.20	6.11
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.90	1.45	7.38
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,021.20	0.80	4.08
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,020.00	1.04	5.30
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.70	0.70	3.57
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,022.20	0.60	3.06
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,019.50	1.13	5.75
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,019.90	1.05	5.35
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,020.90	0.85	4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Advisors’ Inner Circle Fund	Westwood Funds

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served1	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years2
INTERESTED TRUSTEES3,4
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments— Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

The Advisors’ Inner Circle Fund	Westwood Funds

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served1	Principal Occupation During the Past Five Years	Other Directorships Held in the Past Five Years2
INDEPENDENT TRUSTEES3
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

The Advisors’ Inner Circle Fund	Westwood Funds

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.

The Advisors’ Inner Circle Fund	Westwood Funds

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

The Advisors’ Inner Circle Fund	Westwood Funds

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 21, 2018 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Westwood Management Corp. (the “Adviser”) and the Trust, on behalf of the Funds; and

•

the sub-advisory agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.

The Advisors’ Inner Circle Fund	Westwood Funds

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fees payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fees under the sub-advisory agreement and the portion of the fees under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or

The Advisors’ Inner Circle Fund	Westwood Funds

conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Advisors’ Inner Circle Fund	Westwood Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)
Westwood
LargeCap
Value Fund	0.00%	69.99%	30.01%	100.00%	72.24%	73.64%	0.00%	0.00%	100.00%	N/A
Westwood Low
Volatility
Equity Fund	0.00%	89.61%	10.39%	100.00%	64.32%	65.55%	0.00%	1.45%	100.00%	N/A
Westwood SMidCap
Plus Fund	0.00%	86.83%	13.17%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood SMidCap
Fund	0.00%	94.50%	5.50%	100.00%	96.84%	99.01%	0.00%	0.00%	100.00%	N/A
Westwood
SmallCap
Fund	0.00%	74.43%	25.57%	100.00%	51.52%	51.48%	0.00%	0.00%	100.00%	N/A
Westwood MLP and Strategic
Energy Fund	0.00%	0.00%	100.00%	100.00%	48.00%	60.77%	0.00%	19.46%	0.00%	N/A
Westwood Income
Opportunity
Fund	0.00%	57.47%	42.53%	100.00%	59.61%	62.09%	2.68%	34.75%	0.00%	N/A
Westwood
Worldwide
Income
Opportunity
Fund	0.00%	0.00%	100.00%	100.00%	47.25%	75.78%	0.00%	18.69%	0.00%	N/A
Westwood
Emerging
Markets Fund	0.00%	0.00%	100.00%	100.00%	1.39%	100.00%	0.00%	0.00%	0.00%	27.30%
Westwood Short
Duration High
Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	98.92%	0.00%	N/A
Westwood
Opportunistic
High Yield
Fund	0.00%	0.00%	100.00%	100.00%	0.06%	0.06%	0.00%	99.61%	0.00%	N/A
Westwood Market
Neutral
Income Fund	15.25%	0.00%	84.75%	100.00%	0.00%	0.00%	0.00%	88.20%	0.00%	N/A
Westwood Strategic
Convertibles
Fund	0.00%	30.28%	69.72%	100.00%	1.89%	1.89%	0.00%	15.67%	100.00%	N/A

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the above Westwood Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” which is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” which is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The Advisors’ Inner Circle Fund	Westwood Funds

(6)

The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2018. The Westwood Emerging Markets Fund expect to pass through $972,577 as foreign tax credits on Form 1099-DIV for the year ending December 31, 2018 which shareholders of these portfolios will receive in late January 2019. In addition, for the year ended October 31, 2018, gross foreign source income amounted to $9,735,096 and will be reported on Form 1099-DIV for the year ending December 31, 2018, which shareholders of these portfolios will receive in late January 2019.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

The Advisors’ Inner Circle Fund	Westwood Funds

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.